   September 30, 2001                                            ANNUAL REPORT

     SUNAMERICA EQUITY FUNDS

[LOGO] SunAmerica Mutual Funds
          SunAmerica Balanced Assets Fund (SBAAX)

[LOGO] SunAmerica Mutual Funds
          SunAmerica Blue Chip Growth Fund (SVLAX)

[LOGO] SunAmerica Mutual Funds
          SunAmerica Growth Opportunities Fund (SGWAX)

[LOGO] SunAmerica Mutual Funds
          SunAmerica New Century Fund (SEGAX)

[LOGO] SunAmerica Mutual Funds
          SunAmerica Growth and Income Fund (SEIAX)

[LOGO] SunAmerica Mutual Funds
          SunAmerica "Dogs" of Wall Street Fund (SDWAX)
                                                           [LOGO] SUNAMERICA
                                                           MUTUAL FUNDS

                     Table of Contents
--------------------------------------------------------------------------------

                EQUITY MARKET REVIEW AND OUTLOOK............................   2

                EQUITY FUNDS PORTFOLIO REVIEW...............................   5

                STATEMENT OF ASSETS AND LIABILITIES.........................  17

                STATEMENT OF OPERATIONS.....................................  19

                STATEMENT OF CHANGES IN NET ASSETS..........................  20

                FINANCIAL HIGHLIGHTS........................................  22

                PORTFOLIO OF INVESTMENTS....................................  28

                NOTES TO FINANCIAL STATEMENTS...............................  40

                                             [LOGO] SUNAMERICA MUTUAL FUNDS

     SunAmerica Equity Funds Annual Report
-------------------------------------------------------------------------------

 From the SunAmerica Domestic Equity Investment Team

 Donna Calder    Scott Eun        James Monaghan
 Brian Clifford  Francis Gannon   Richard Murphy
 Heather DoucetteNancy Kelly      Chad Palumbo
 Jeff Easter     Soohwan Kim

 Dear Shareholders,

   The annual reporting period for SunAmerica Equity Funds, which ended September 30, 2001, witnessed one of the most grievous tragedies in our nation's history. The events of September 11th stunned the world, and although we are still assimilating the effects of that day, much recovery has already occurred. Stock market indices, which declined precipitously in mid-September, have at this writing, fully recovered to pre-attack levels.

   More importantly, from a long-term perspective, the nation's economy and the financial markets remain sound. As Fed Chairman Alan Greenspan noted in his September 20th testimony on the condition of the financial markets, ". . . as we struggle to make sense of our profound loss and its immediate consequences for the economy, we must not lose sight of our longer-run prospects, which have not been significantly diminished by these terrible events." Over the past couple of decades, the long-term health of the American economy has become increasingly resilient to isolated shocks.

   Due to sound underlying fundamentals and a number of stimulative economic factors, we believe the financial markets should experience improving dynamics as the impact of the acute forces affecting them diminishes. Already, this process appears to have begun. Based on considerable data derived from the manufacturing sector, it appears likely that the economy as a whole will bottom in early 2002 and regain momentum in the ensuing months. By mid-2002, we anticipate that the economy will have improved and believe that the stock market, as a leading indicator, is foreshadowing that movement with gains that already have begun to occur.

 Market Review

   Prior to September 11th, despite an extremely difficult year, it appeared possible that the United States would skirt a recession. Strong, sustained consumer spending, accommodative Federal Reserve policy, U.S. government fiscal stimulus packages, fading energy shocks and central bank interest rate reductions in Great Britain and Europe, indicated that economic recovery appeared to be near.

   The U.S. stock market bottomed in April, and had begun to show considerable buoyancy as the second quarter came to a close. During this period, the S&P 500 Index, the Wilshire Total Market Index

--------------------------------------------------------------------------------

 and the Nasdaq Composite Index all delivered their first positive quarterly performances since March 2000.

   Unfortunately, the events of September 11th tipped the scales in the opposite direction, dealing a blow to consumer confidence, and the prospects of a recession became more real. It is likely, as well, that a new 2001 low for the domestic stock market was established on September 21.

   As the Federal Reserve has noted, even prior to the events of September 11, employment, production and business spending were weak. Corporations also experienced a deep profit recession this year, with earnings down 20% in the second calendar quarter, showing little improvement by September"s end. As it is now apparent, several factors have combined to create the current recessionary environment. The chief contributors are:

   . Consumer confidence, which dropped markedly over the past month, hitting a five-year low.

   . Unemployment, which increased dramatically, rising close to a five year high.

   . Real GDP, which was almost flat, growing only 0.3% in the second calendar quarter of 2001 and is expected to fall 1% in the third calendar quarter followed by a decline of 2% in the fourth calendar quarter.

   . Uncertainty in the global environment, which has been predominantly weak even prior to September 11. Argentina and Japan, in particular, have significant economic problems.

   Clearly, over the annual reporting period for the SunAmerica Equity Funds, the U.S. economy weakened dramatically. Nonetheless, positive forces now emerging lead us to believe that the market and the economy will have the potential to recover quite nicely by the middle of 2002.

 Market Outlook

   From a market perspective, stocks are in a tug of war between disappointing earnings growth, juxtaposed against monetary and fiscal policy that continues to be quite positive. Disappointing earnings appear to be more of a short-term rather than long-term event, and fortuitously, we are now well into the excess inventories which have beleaguered the manufacturing sector for several quarters. From an economic standpoint, in the short-term we will continue to see a balancing act between continued layoffs in the corporate sector and the sustainability of consumer demand. If layoffs increase substantially near term, consumer spending may decline, slowing the process of economic recovery. Conversely, if employment begins to stabilize, the economy could turn upward more quickly than we anticipate.

   With respect to the overall economy, the clearest indications we have lead us to anticipate stronger growth in the second half of 2002, resulting in part from lower interest rates domestically and globally.

--------------------------------------------------------------------------------

 Lower oil prices, already present, should continue to be helpful in augmenting consumers' disposable income. Tax cuts will continue to aid consumers, as will the continued decline of short-term interest rates. By 2001's year-end, we anticipate further rate reductions, likely by an additional 50 basis points. Another significant positive factor is mortgage rates. Currently, they are at a three-year low, enabling consumers to refinance at lower rates, freeing cash for personal use. Volume in this market is huge, and has doubled in just the past three months.

   Fiscal and monetary policy are already stimulative, and they are likely to become more so with President Bush and Fed Chairman Greenspan supporting a $75 billion fiscal relief package. Given recent events, we also expect to see an increase in already burgeoning Federal defense spending. History has shown us that all of these factors breathe life into a listless economy.

   With respect to the stock market, many investors are currently sidelined, having placed $2 trillion in money market funds. Before the Fed began aggressively reducing interest rates over the past year, total returns for money market funds were at about 6%. They are now as low as 2.5%. As the Fed continues to ease rates, it is probable that investors will re-enter the stock market in search of better returns, particularly as the market begins to lift off.

    Clearly, the equity premium has come down, but given the multitude of positive factors, our outlook for the coming months is favorable. The market currently has much to assimilate, but that process is already well underway, and we see a bright light at the end of what has proven to be a rather dark, long tunnel. One change we would like to caution investors to anticipate, however, is that growth, and hence asset appreciation, is expected to return to historical norms of 8 to 10% a year versus the 20% and higher returns investors became accustomed to in the 1990s.

   Throughout the past year, the SunAmerica equity fund managers have remained extremely disciplined in our adherence to our investment philosophy. The period was, as earlier noted, an extremely difficult one. Nonetheless, throughout that time frame, our investment philosophy, which is centered on purchasing high quality stocks with sound fundamentals, served us well. In what portends to be a more favorable environment for equity investing going forward, our goal remains the same: to identify sectors of the economy that remain strong against any market or economic backdrop, and to invest in stocks in those sectors that exhibit the strongest fundamentals. We appreciate the confidence you place in us as your equity fund portfolio managers. We will continue to strive to serve your best interests.

Past performance is no guarantee of future results.

     SunAmerica Balanced Assets Fund
--------------------------------------------------------------------------------

      Due to the weaker than anticipated performance of the equity market, and unforeseeable events that have delayed economic recovery, our heavier allocation in stocks hurt the portfolio's overall performance during this annual period. In anticipation of an economic recovery that we believed would arrive later this calendar year, we allocated 60% of our assets to stock, 35% to fixed income and 5% to cash for most of the 12-month period. Our peer group's allocation was more heavily weighted towards fixed income, with approximately 45% in bonds and 55% in stocks, helping to shelter these portfolios from much of the equity markets' difficulties. For the fiscal year ended September 30, 2001, SunAmerica Balanced Assets Fund Class A returned -28.35%. (Returns do not reflect the impact of sales charges.)

 Portfolio Review

      During the annual period, the equity portion of the Fund was more heavily allocated towards growth than value stocks in a year when value stocks outperformed growth stocks.

      During the course of the year, as we observed the impact of market dynamics on the portfolio, we sought to improve performance by increasing our allocation in bonds. Additionally, in order to reduce the overall volatility of the portfolio, we purchased stocks with lower inherent volatility characteristics, or betas. Throughout the annual period, we have continued to buy stocks that we believe have the potential to increase in value long-term, purchasing them at what we think are very reasonable valuations. In terms of industry and sector allocations for our stock positions within the portfolio, our strategy has remained consistent throughout the past 12 months.

      We currently own "defensive" stocks that are capable of performing well in the current economic environment, and should also benefit substantially from the economic recovery we believe is forthcoming. The bonds in the portfolio represent a well-balanced allocation of U.S. government issues and investment grade corporate bonds.

 Sector Allocation

      Financial Services. We moved from a neutral to an overweight position in this sector, given the declining interest rate environment. Within the sector, we focused on larger money center banks, such as Citigroup, and on credit card companies, such as Capital One Financial and American Express. Regional banks were also key holdings, such as FleetBoston Financial, Bank of America and Mellon Financial. We reduced positions near term for brokerage stocks such as Morgan Stanley and Lehman Brothers.

--------------------------------------------------------------------------------


      Healthcare. During the annual period we diversified away from large-cap pharmaceuticals into medical device stocks such as Johnson & Johnson and Abbott Laboratories and hospital stocks including Tenet Healthcare. While reducing the group's weighting in the portfolio, we continue to own large pharmaceuticals such as Merck, Pfizer and Pharmacia, as these companies to date have produced good earnings in an uncertain economy. Additionally, we lowered the Fund's positions in biotechnology, hospital and medical device stocks.

      Retail. We increased the Fund's position in what we refer to as "early cycle" stocks. These stocks tend to outperform others in a declining interest rate environment. They also tend to benefit significantly from an overall turnaround in the economy. Wal-Mart Stores and Target are two of our larger holdings in this sector.

      Fixed Income. We increased our fixed income position, and as of September 30, 2001 allocated 39.0% of the portfolio's assets to bonds. Staying true to our conservative strategy, we maintained a neutral duration for most of the annual period. We are invested in U.S. Treasury notes and bonds, U.S. government and agency securities and investment grade corporate bonds.

 Winners and Losers

      This year's winning stocks were mostly defensive names, such as Philip Morris and healthcare stocks, such as Johnson & Johnson, Abbott Laboratories, Cardinal Health and Tenet Healthcare. Biotechnology company Amgen also produced strong gains. Stocks that performed poorly were in the technology and financial sectors. Some of our tech stocks that fared poorly were Cisco Systems, Intel and Micron Technology. Providian Financial which we no longer own, also lost ground.

                       Average Annual Returns as of 9/30/01

                                                       Return
                                                        Since
                                                      Inception
                                  1 yr    3 yr  5 yr  (9/24/93)
                                 ------- ------ ----- ---------
                A Shares At Net
                Asset Value..... -28.35%  0.41% 6.67%   8.06%
                A Shares With
                Maximum Sales
                Charge.......... -32.47% -1.56% 5.42%   7.26%

                     Past performance is no
                     guarantee of future results.

     SunAmerica Blue Chip Growth Fund
-------------------------------------------------------------------------------

      On a cumulative five-year basis, the SunAmerica Blue Chip Growth Fund Class A performance remains strong, at 48.15%. For the same period, its peer group, returned 36.48%. For the fiscal year ended September 30, 2001, SunAmerica Blue Chip Growth Fund Class A posted a cumulative return of-42.23%. The Fund's peer class, the Lipper Large-Cap Growth Category, experienced similar losses, returning -43.77% for the same annual period.
    * (Returns do not reflect the impact of sales charges.)

 Portfolio Review

      During the annual period ended September 30, 2001, our management goals with respect to this portfolio were twofold. In the first half of the annual period, our goal was to bring down the beta, or volatility of the portfolio. To accomplish this, we sold several of our technology stocks, going to an underweighted position relative to the S&P 500. The second aspect of our strategy was to diversify the portfolio's holdings into carefully selected sectors that we believed would benefit most from the anticipated economic recovery. Select stocks in healthcare, financial, capital goods and the consumer cyclical sectors represent some of our strongest concentrations at present. During the second six months of the annual period, we also returned to a market weight in technology, in anticipation of recovery in this extremely important sector.

      Our stock valuations were hurt by the events of September 11th and economic malaise in general, but we believe recovery is near. The stock market, a leading economic indicator, seems to be bearing this out with recent gains. We believe the overall economy has the potential to turn around by the middle of next year, if it bottoms out in the early 2002 as we anticipate. During the annual period, the SunAmerica Blue Chip Growth Fund outperformed its peer group in a difficult environment, performing well on a relative basis. On an absolute basis, the Fund's return is reflective of the difficult environment for stocks in general.

 Sector Allocation

      Healthcare. Strong performance within the healthcare industry this year can be found in several arenas. Select stocks in medical products and supplies, the managed care industry, hospital management and pharmaceuticals augmented the value of the portfolio.

      Financial. In a lower-rate environment financial stocks should perform well. However, over the past year performance was mixed at best. Our focus included names such as Citigroup and Fannie Mae, stocks that represent great value and continue to produce double-digit earnings-per-share gains.
    ----------
    * According to Lipper Inc., SunAmerica Blue Chip Growth Fund (Class A) ranked 388 out of 817 Large-Cap Growth Funds for the 1 year ending 9/30/01. The Fund ranked 118 out of 300 Large-Cap Growth Funds for the 5 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


      Capital Goods. General Electric and Tyco International were our top names in this group. They are both stocks that produce consistent earnings and cash flow.

 Winners and Losers

      Healthcare stocks, such as Johnson & Johnson, Baxter International, Tenet Healthcare and Abbott Laboratories were among our winners. IDEC Pharmaceuticals also brought gains. Some of the companies that performed poorly were in the technology and financial sectors. Cisco Systems, Intel and Micron Technology, all tech stocks, declined in value, as did financial stocks J.P. Morgan Chase and Providian Financial. In addition, media companies including Clear Channel and Viacom performed poorly for the Fund over the annual period.

                       Average Annual Returns as of 9/30/01

                                                       Return
                                                        Since
                                                      Inception
                                  1 yr    3 yr  5 yr  (10/8/93)
                                 ------- ------ ----- ---------
                A Shares At Net
                Asset Value..... -42.23%  1.97% 8.18%   9.25%
                A Shares With
                Maximum Sales
                Charge.......... -45.55% -0.02% 6.91%   8.44%

                     Past performance is no
                     guarantee of future results.

     SunAmerica Growth Opportunities Fund
------------------------------------------ - ----------------------------------

      The SunAmerica Growth Opportunities Fund Class A five and three-year performance histories continue to reflect strong returns indicative of the gains achievable in mid-cap growth stocks amid more favorable market conditions. A five year investment in the Fund produced a 49.78% return, while a three year investment returned 28.63%. Comparatively, the Lipper Multi-Cap Growth Category returned 27.68% and 7.23% for the 5- and 3-year time periods, respectively.* For the period ended September 30, 2001, the Fund experienced an unusually difficult year, declining 58.23%. (Returns do not reflect the impact of sales charges.)

 Portfolio Review

      The Fund's focus is on participating in growth oriented, mid-cap stocks in the most dynamic sectors of the market. This year, much more so than in 1999 or 2000, this goal proved extremely difficult. The Fund was hit hard in 2001 as investors decreased their appetite for risk and flocked to value stocks, bonds and cash. They also reduced their time horizons for investments in general, which hurt growth stocks' immediate prospects, as they inherently have an outlook of two to three years. Clearly, the Fund participated in the downside of the economic environment recently experienced. Nonetheless, we believe the Fund's underlying investment discipline positions the Fund to outperform over the long term.

      As opposed to this past annual period, 2000 provided mid-cap growth portfolios with market conditions in which investments in certain sectors worked out quite well. We were able to identify key sectors early, participate in them and protect many gains. This year, that proved considerably more difficult. Sectors came in and out of favor very quickly, usually at the expense of others, in a choppy, rapidly rotating market. Short-lived trends made it difficult to capture gains during the 2001 annual period. Simultaneously, capital outflows in the mid-cap growth sector caused values to decline.

      Throughout the year, we remained heavily weighted in those sectors that brought us the best returns. Retail, financial and healthcare stocks proved to be our strongest holdings. Since September 11th, retail stocks have declined, but healthcare stocks continue to shine, as do some financial stocks. Early in the annual period, we pared back significantly on technology stocks to reduce overall portfolio volatility.
    ----------
    * According to Lipper Inc., SunAmerica Growth Opportunities Fund (Class
      A) ranked 305 out of 428 Multi-Cap Growth Funds for the 1 year ending 9/30/01. The Fund ranked 45 out of 170 Multi-Cap Growth Funds for the 5 years ending 9/30/01. The Fund ranked 18 out of 47 Multi-Cap Growth Funds for the 10 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


 Sector Allocation

      Healthcare. Several sub-sectors of the healthcare industry yielded strong gains throughout the 2001 annual period and continue to do so. Companies in this group include hospitals, wholesalers, nursing homes and biotech stocks. Perhaps more than any other sector, healthcare remains buoyant in the face of contracting economic forces.

      Financials. The Fund was overweight throughout the year in financial stocks that were positioned to benefit from the declining interest rate environment. Holdings in the group included Lehman Brothers, Zions Bancorporation and Capital One Financial.

      Retail. Particular retail stocks enabled us to take advantage of what was, up until September 11, 2001, a fairly robust consumer marketplace. This leg of our economy showed considerably more strength than other areas up to that date. Abercrombie & Fitch and Venator were two positions held by the Fund in this sector.

 Winners & Losers

      Throughout the year, healthcare stocks played a strong defensive role in augmenting the value of the portfolio. Tenet Healthcare, Cardinal Health, Charles River Laboratories and Cerner Corp. performed strongly, while Enzon, Integra LifeSciences and Serono fared less well. Among financial stocks, First Tennessee National, Bank of America, Eaton Vance and John Hancock Financial Services contributed gains, while MetLife, Federated Investors and others declined. Retail stocks that benefited the portfolio were Venator Group and Bed Bath & Beyond, while the Gap and Abercrombie & Fitch declined.

                       Average Annual Returns as of 9/30/01

                                                             Return
                                                              Since
                                                            Inception
                                  1 yr   3 yr  5 yr  10 yr  (1/28/87)
                                 ------- ----- ----- ------ ---------
                A Shares At Net
                Asset Value..... -58.23% 8.76% 8.41% 10.69%  11.26%
                A Shares With
                Maximum Sales
                Charge.......... -60.63% 6.63% 7.14% 10.03%  10.81%

                     Past performance is no
                     guarantee of future results.

     SunAmerica New Century Fund
--------------------------------------------- ---------------------------------

      A sound long-term performer, the SunAmerica New Century Fund Class A returned 19.26% for three years cumulatively, outperforming the Lipper Multi-Cap Growth Category's return of 7.23% for the same time period. During the past annual period ending September 30, 2001 adverse market conditions and the economic impact of September 11, 2001 affected the performance of the Fund. During this time frame, the Fund returned - 54.88%. Its peer class, the Lipper Multi-Cap Growth Category, also reflected the challenges of this particular period with a return of - 50.15%.* (Returns do not reflect the impact of sales charges.)

 Portfolio Review

      The SunAmerica New Century Fund underwent a key strategic change in the composition of the portfolio at the beginning of 2001. We reduced the Fund's overweight positions in technology and telecommunications stocks to a market underweight position, and diversified broadly into well-managed companies capable of more consistent, albeit slower, growth. Throughout 2001, diversification into companies that we believe are capable of consistent growth during a cyclical downturn of the U.S. economy remained our operative portfolio management strategy.

      Unfortunately, despite consumers' continued support of an already fragile economy throughout the spring and summer months, the tragic events of September 11, 2001 finally tipped the economic scales. Regional airline, consumer cyclical and trucking stocks, all purchased to capture gains expected to result from an economic recovery that appeared to be just around the corner, were hurt by the economic aftershocks produced that day.

      With continuing fiscal and monetary stimulus underway, we still look forward to a strong recovery in both the stock market and the economy in 2002. The stock market, a leading economic indicator, should recover first, although economic recovery is now likely delayed by at least one or two quarters. Despite these events, the portfolio continues to be positioned to weather this interim period. During September, a considerable cash position, along with healthcare stocks, helped shield the Fund from current sensitivities to the economy. Our approach is to continue to manage with some cash reserves, to be well diversified, and to try to recognize serious undervaluations in many well-managed and well-financed companies during this bottoming process. It is our firm belief that during 2002, the stock market as well as the economy, will indeed experience a recovery.
    ----------
    * According to Lipper Inc., SunAmerica New Century Fund (Class A) ranked 267 out of 428 Multi-Cap Growth Funds for the 1 year ending 9/30/01. The Fund ranked 111 out of 170 Multi-Cap Growth Funds for the 5 years ending 9/30/01. The Fund ranked 19 out of 47 Multi-Cap Growth Funds for the 10 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


 Sector Allocation

      Consumer Cyclicals. We captured gains from this sector during the first half of the year, selling most of these stocks as consumer confidence began to wane. In the wake of September 11, 2001, several stocks in this sector significantly underperformed, and we redeployed cash back into this group, buying at attractive valuations. American Eagle Outfitters, Abercrombie & Fitch, and other stocks in this category are early recovery candidates, and as such, they remain prospects for reinvestment as consumer confidence is restored.

      Transportation. The Fund has had a long-established position in regional airlines based on a strong secular growth trend. Recently, regional airlines have benefited from fixed fee contracts with the major airlines and a shift to all jet service. These stocks were abnormally impacted by September 11, 2001. We maintain the view that when air travel recovers in the coming months, the regional airlines, more than the large carriers, are the most likely to benefit.

      Healthcare. We increased holdings in healthcare throughout the annual period. This arena offers extremely diverse investment opportunities, including orthopedics, genomics companies, pharmacy benefit management companies (PBMs), managed care companies, medical products and supply companies, among others. Healthcare represents the largest defensive position within the portfolio, and has generally outperformed the market over the course of the annual period.

--------------------------------------------------------------------------------


 Winners and Losers

      Among healthcare stocks, our winners included Alza, which was recently taken over by Johnson & Johnson, and our pharmacy benefit management companies such as AdvancePCS and Caremark. Our losers in healthcare have been in genomics and biotech stocks. Lagging performers in general continue to be in the technology and telecommunications areas, such as Ciena and ONI. The bright spots in technology were Electronic Arts and THQ, gaming software stocks positioned to benefit strongly from the new growth hardware cycle within this sector. Among our environmental stocks, Waste Management and Waste Connections performed well during the annual period.

                       Average Annual Returns as of 9/30/01

                                                             Return
                                                              Since
                                                            Inception
                                  1 yr   3 yr  5 yr  10 yr  (1/28/87)
                                 ------- ----- ----- ------ ---------
                A Shares At Net
                Asset Value..... -54.88% 6.05% 1.57% 10.42%  10.59%
                A Shares With
                Maximum Sales
                Charge.......... -57.47% 3.97% 0.37%  9.77%  10.14%

                     Past performance is no
                     guarantee of future results.

     SunAmerica Growth and Income Fund
--------------------------------------------------------------------------------

      On a long-term basis, the portfolio of carefully selected growth and income holdings has produced solid returns. On a cumulative basis, over a 5-year time frame, the Fund continued to outperform its peer group. The SunAmerica Growth and Income Fund Class A returned 43.44% for the 5 years ended 9/30/01, while the Lipper Large-Cap Growth Category returned 36.48% for the same period.

      For the fiscal year ended September 30, 2001, the Fund posted a cumulative return of -39.45%, compared to the Lipper Large-Cap Growth Category return of -43.77%.* An economic slowdown and a protracted earnings recession which appears to be nearing an end contributed to these results.

 Portfolio Review

      During the annual period ended September 30, 2001, our management goals with respect to this portfolio were twofold. During the first half of the annual period, we focused on reducing the portfolio's overall volatility. We accomplished this by selling a number of stocks with high betas, many of which were in the technology sector. This effectively reduced the portfolio's technology holdings to an underweighted position relative to the S&P 500, which had a 15.4% weighting as of September 30th. We maintained this lower weighting in technology stocks throughout the remainder of the annual period.

      The second aspect of our strategy involved diversifying the portfolio's holdings. We were aware that certain sectors were likely to benefit the most from the economic recovery we anticipated during the fourth quarter. Although the recovery has been delayed by the economic aftershocks issuing from September 11, the industries that we concentrated our holdings in were: pharmaceuticals; healthcare products and supplies; household products; regional banks and consumer finance; capital goods; communications services; consumer staples and retail. A variety of carefully selected stocks in these groups yielded the greatest gains for the portfolio during the annual period.

      Stock valuations were hurt by the abrupt downturn the stock market took shortly after the events of September 11. However, the earnings recession that has impacted the market in recent quarters also affected performance. We contend that this cycle of disappointing earnings is now near its end. During the annual period, the SunAmerica Growth and Income Fund outperformed its benchmark and performed well on a relative basis. On an absolute basis, the Fund's performance mirrors that of the stock market in general, which has struggled on a number of fronts. We expect the numerous positive forces now at work to improve the stock market near term.
    ----------
    * According to Lipper Inc. SunAmerica Growth and Income Fund (Class A) ranked 289 out of 817 Large-Cap Growth Funds for the 1 year ending 9/30/01. The Fund ranked 135 out of 300 Large-Cap Growth Funds for the 5 years ending 9/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


 Sector Allocation

      Healthcare. We participated in strong performance within the healthcare industry in several arenas. Particular stocks in the medical products and supplies, managed care, hospital management and pharmaceutical groups augmented the value of the portfolio. These stocks included Johnson & Johnson, Abbott Laboratories and Tenet Healthcare.

      Financial. In a lower-rate environment financial stocks should perform well. However, over the past year performance was mixed at best. Our focus included names such as Citigroup and Fannie Mae, stocks that represent great value and continue to produce double-digit earnings-per-share gains.

      Capital Goods. General Electric and Tyco International were our top names in this group. They are both stocks that produce consistent earnings and cash flow.

      Consumer Staples. Beverage companies in this sector turned in gains for the portfolio, among them, Anheuser-Busch and Coca-Cola.

      Retail. We were overweight in the retailers early in the year in an effort to benefit from the lower interest rate environment. Holdings in the group included Wal-Mart Stores, Target and KMart.

 Winners and Losers

      Defensive healthcare stocks, such as Johnson & Johnson, Baxter International, Tenet Healthcare and Bristol-Myers Squibb were among our winners. Some of the companies that performed poorly were in the technology and financial sectors. Tech stocks Cisco Systems and Intel declined in value, as did financial stocks J.P. Morgan Chase and Morgan Stanley.


                       Average Annual Returns as of 9/30/01

                                                       Return
                                                        Since
                                                      Inception
                                  1 yr    3 yr  5 yr  (7/1/94)
                                 ------- ------ ----- ---------
                A Shares At Net
                Asset Value..... -39.45%  0.43% 7.48%  12.35%
                A Shares With
                Maximum Sales
                Charge.......... -42.93% -1.53% 6.22%  11.44%

                     Past performance is no
                     guarantee of future results.

     SunAmerica "Dogs" of Wall Street Fund
--------------------------------- ---------------------------------------------

      Over the annual period ended September 30, 2001, the flight from growth to value and the ongoing process of sector rotation in the market combined to benefit the performance of this portfolio. The "Dogs" of Wall Street Fund Class A turned in a strong performance versus its Lipper peer class, surpassing most major equity indices as well. At the end of the annual period, the Fund returned 10.04%, while the Lipper Multi-Cap Value Category returned -7.83%. The Dow Jones Industrial Average returned - 15.63% and the S&P 500 returned -26.63% for the same period.

      The SunAmerica "Dogs" of Wall Street Fund is a quantitative portfolio that contains 30 of the highest yielding large capitalization stocks in the domestic equity market. Ten of these stocks are components of the Dow Jones Industrial Average. The remaining 20 stocks are selected from the 400 largest U.S. industrial companies having market capitalizations of at least $1 billion. The fund consists of blue chip companies with proven track records, with the recognition that "big name" large-cap companies historically have rotated in and out of favor.

      The Fund's contrarian strategy of investing in out-of-favor large-cap stocks of impeccable quality served shareholders well in this difficult year, as large numbers of investors moved away from growth stocks and into value stocks. As was hoped by Fund managers, many companies which enjoyed the spotlight during various past intervals from industries largely ignored over recent years, began to rotate back into favor. In doing so, they fulfilled the Fund's strategic expectations. While every "dog" has its day, many routinely revisit the spotlight over the years.

      The "Dogs" of Wall Street Fund is unique in its overall character. The Fund invests in 30 stocks rather than the traditional Dow 10, which potentially adds greater diversification, less risk and higher returns. Stocks chosen to participate in the portfolio are selected once a year only, and remain in the portfolio for at least one year. Prior to inclusion in the portfolio, each corporate candidate must meet highly selective, independently verified criteria relating to its growth history, stability of earnings and dividend payment history.

      The sectors that played strong roles in generating this past annual period's returns were: consumer staples, consumer cyclicals, capital goods and basic materials. Stocks from those groups that contributed to gains in the portfolio included Clorox, Albertsons, Philip Morris, Sherwin-Williams, Genuine Parts, Johnson Controls and Bemis.

                       Average Annual Returns as of 9/30/01

                                                Return
                                                 Since
                                               Inception
                                  1 yr   3 yr  (6/8/98)
                                 ------ ------ ---------
                A Shares At Net
                Asset Value..... 10.04%  0.84%  -2.89%
                A Shares With
                Maximum Sales
                Charge..........  3.71% -1.13%  -4.61%

                     Past performance is no
                     guarantee of future results.

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2001
-------------------------------------------------------------------------------

                            Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                             Assets        Growth     Opportunities    Century        Income     Wall Street
                              Fund          Fund          Fund           Fund          Fund         Fund
                          ----------------------------------------------------------------------------------
ASSETS:
Investments securities,
 at value*#.............  $330,563,494  $113,124,911  $172,105,104   $107,076,892  $200,276,069  $50,792,752
Short-term securities*..    10,227,000           --            --             --            --           --
Repurchase agreements
 (cost equals market)...    28,801,000    10,209,000     6,825,000     37,751,000     4,275,000      933,000
Cash....................           --            868           735          9,153           103          817
Receivable for
 investments sold.......     2,131,814     2,086,442       637,127      6,082,067     1,065,907          --
Interest and dividends
 receivable.............     1,842,255        87,016       128,150         48,986       233,272       95,282
Receivable for shares of
 beneficial interest
 sold...................       120,739       105,078       200,736        850,283       225,716       50,051
Prepaid expenses........         4,914         1,367         1,694          2,226         2,798        6,045
Deferred organizational
 expenses...............           --            --            --             --            --         3,850
Receivable from
 investment adviser.....         1,629         1,506           --             630           156        5,651
                          ------------  ------------  ------------   ------------  ------------  -----------
 Total assets...........   373,692,845   125,616,188   179,898,546    151,821,237   206,079,021   51,887,448
                          ------------  ------------  ------------   ------------  ------------  -----------
LIABILITIES:
Payable for securities
 loaned.................    19,327,500           --            --             --            --           --
Payable for investments
 purchased..............     3,198,726     1,686,214     2,512,520      3,799,375     1,875,824          --
Payable for shares of
 beneficial interest
 redeemed...............       854,086       343,978       524,232        427,170       355,725      262,016
Accrued expenses........       305,573       145,268       212,175        206,737       181,584      120,654
Investment advisory and
 management fees
 payable................       222,228        80,353       115,138         98,813       132,533       15,710
Distribution and service
 maintenance fees
 payable................       171,021        61,093       102,826         71,630       133,862       39,812
Due to custodian........        75,156           --            --             --            --           --
Dividends payable.......         6,586           --            --             --            --           --
                          ------------  ------------  ------------   ------------  ------------  -----------
 Total liabilities......    24,160,876     2,316,906     3,466,891      4,603,725     2,679,528      438,192
                          ------------  ------------  ------------   ------------  ------------  -----------
   Net assets...........  $349,531,969  $123,299,282  $176,431,655   $147,217,512  $203,399,493  $51,449,256
                          ============  ============  ============   ============  ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    264,281  $     88,344  $    119,426   $    114,795  $    187,511  $    49,654
Paid-in capital.........   415,159,352   162,675,317   348,028,084    276,083,940   262,787,099   79,149,199
                          ------------  ------------  ------------   ------------  ------------  -----------
                           415,423,633   162,763,661   348,147,510    276,198,735   262,974,610   79,198,853
Accumulated
 undistributed net
 investment income
 (loss).................       185,629       (23,100)      (15,472)       (46,360)      (21,002)     460,940
Accumulated
 undistributed net
 realized loss on
 investments, foreign
 currency and other
 assets and liabilities.   (24,156,754)  (11,893,849) (142,242,233)   (95,196,723)  (16,832,828) (23,141,887)
Net unrealized
 depreciation of
 investments............   (41,920,539)  (27,547,430)  (29,458,150)   (33,738,140)  (42,721,287)  (5,068,650)
                          ------------  ------------  ------------   ------------  ------------  -----------
Net assets..............  $349,531,969  $123,299,282  $176,431,655   $147,217,512  $203,399,493  $51,449,256
                          ============  ============  ============   ============  ============  ===========
*Identified cost
Investment securities...  $372,396,233  $140,672,341  $201,563,254   $140,815,032  $242,997,356  $55,861,402
                          ============  ============  ============   ============  ============  ===========
Short-term securities...  $ 10,314,800           --            --             --            --           --
                          ============  ============  ============   ============  ============  ===========
#Including securities on
 loan of................  $ 18,938,616           --            --             --            --           --
                          ============  ============  ============   ============  ============  ===========

See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                           Balanced                  Growth         New                   "Dogs" of
                                            Assets     Blue Chip  Opportunities   Century    Growth and  Wall Street
                                             Fund     Growth Fund     Fund          Fund     Income Fund    Fund
                                         ---------------------------------------------------------------------------
Class A (unlimited shares authorized):

Net assets.............................  $229,608,730 $82,523,406  $89,935,377  $101,690,608 $75,794,884 $ 7,982,562
Shares of beneficial interest issued
 and outstanding.......................    17,344,292   5,749,268    5,832,729     7,698,186   6,822,826     766,691
Net asset value and redemption price
 per share.............................  $      13.24 $     14.35  $     15.42  $      13.21 $     11.11 $     10.41
Maximum sales charge (5.75% of
 offering price).......................          0.81        0.88         0.94          0.81        0.68        0.64
                                         ------------ -----------  -----------  ------------ ----------- -----------
Maximum offering price to public.......  $      14.05 $     15.23  $     16.36  $      14.02 $     11.79 $     11.05
                                         ============ ===========  ===========  ============ =========== ===========
Class B (unlimited shares authorized):

Net assets.............................  $ 95,473,470 $34,648,968  $54,902,240  $ 39,577,018 $99,012,343 $21,673,871
Shares of beneficial interest issued
 and outstanding.......................     7,233,465   2,621,183    3,877,010     3,300,069   9,252,844   2,093,487
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge).........................  $      13.20 $     13.22  $     14.16  $      11.99 $     10.70 $     10.35
                                         ============ ===========  ===========  ============ =========== ===========
Class II (unlimited shares authorized):

Net assets.............................  $ 24,449,769 $ 6,126,908  $31,594,038  $  4,508,315 $28,282,855 $21,792,823
Shares of beneficial interest issued
 and outstanding.......................     1,850,372     463,909    2,232,875       376,825   2,648,184   2,105,171
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge).....  $      13.21 $     13.21  $     14.15  $      11.96 $     10.68 $     10.35
Maximum sales charge (1.00% of
 offering price).......................          0.13        0.13         0.14          0.12        0.11        0.10
                                         ------------ -----------  -----------  ------------ ----------- -----------
Maximum offering price to public.......  $      13.34 $     13.34  $     14.29  $      12.08 $     10.79 $     10.45
                                         ============ ===========  ===========  ============ =========== ===========
Class Z (unlimited shares authorized):

Net assets.............................           --          --           --   $  1,441,571 $   309,411         --
Shares of beneficial interest issued
 and outstanding.......................           --          --           --        104,458      27,294         --
Net asset value, offering and
 redemption price per share............           --          --           --   $      13.80 $     11.34         --
                                         ============ ===========  ===========  ============ =========== ===========


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF OPERATIONS -- For the year ended September 30, 2001
-------------------------------------------------------------------------------

                              Balanced      Blue Chip       Growth           New        Growth and     "Dogs" of
                               Assets         Growth     Opportunities     Century        Income      Wall Street
                                Fund           Fund          Fund           Fund           Fund          Fund
                            ------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $  10,013,948  $  1,090,291  $   1,511,923  $   2,285,932  $     946,964  $   54,662
 Dividends*...............      2,137,356     1,154,915      1,084,891        706,041      2,579,290   1,615,642
                            -------------  ------------  -------------  -------------  -------------  ----------
 Total investment income..     12,151,304     2,245,206      2,596,814      2,991,973      3,526,254   1,670,304
                            -------------  ------------  -------------  -------------  -------------  ----------

Expenses:
 Investment advisory and
  management fees.........      3,253,876     1,299,503      2,114,794      1,824,596      2,133,350     191,885
 Distribution and service
  maintenance fees--Class
  A.......................        969,299       397,893        508,562        570,626        364,582      31,182
 Distribution and service
  maintenance fees--Class
  B.......................      1,347,547       505,190        853,699        707,380      1,428,416     223,817
 Distribution and service
  maintenance fees--Class
  II......................        281,607        90,634        514,727         73,105        369,929     235,333
 Transfer agent fees and
  expenses--Class A.......        736,661       283,129        374,563        407,763        268,105      26,504
 Transfer agent fees and
  expenses--Class B.......        336,461       160,644        232,953        184,300        355,053      58,725
 Transfer agent fees and
  expenses--Class II......         64,598        23,504        133,932         19,899         94,883      60,387
 Transfer agent fees and
  expenses--Class Z.......            --            --             --           5,706         11,211         --
 Custodian fees and
  expenses................        200,460        74,194        131,025        108,388        120,681      69,060
 Registration fees--Class
  A.......................         34,614        16,606         84,617         48,303         24,466       9,553
 Registration fees--Class
  B.......................         23,287        17,697         56,739         18,063         29,049       9,146
 Registration fees--Class
  II......................         18,046         3,812         36,147          6,199         17,380      15,629
 Registration fees--Class
  Z.......................            --            --             --           3,252             20         --
 Printing expense.........         68,650        30,515         61,520         42,510         46,100       6,335
 Trustees' fees and
  expenses................         22,295         8,903         14,062         13,685         15,153       3,086
 Audit and tax consulting
  fees....................         24,050        34,125         23,245         33,115         24,050      23,127
 Insurance expense........          2,501           961            949          1,565          1,386         355
 Interest expense.........            --            --             --             --             181         192
 Amortization of
  organizational expenses.            --            --             --             --             --        7,683
 Miscellaneous expenses...          5,395         1,574          2,516          1,971          1,896         456
                            -------------  ------------  -------------  -------------  -------------  ----------
 Total expenses...........      7,389,347     2,948,884      5,144,050      4,070,426      5,305,891     972,455
 Less: expenses
  reimbursed by
  investment adviser......        (16,055)       (3,061)           --         (10,809)       (11,038)   (153,091)
 Less: custody credits
  earned on cash
  balances................        (10,108)         (698)        (9,436)       (15,142)        (4,637)        (89)
                            -------------  ------------  -------------  -------------  -------------  ----------
 Net expenses.............      7,363,184     2,945,125      5,134,614      4,044,475      5,290,216     819,275
                            -------------  ------------  -------------  -------------  -------------  ----------
Net investment income
 (loss)...................      4,788,120      (699,919)    (2,537,800)    (1,052,502)    (1,763,962)    851,029
                            -------------  ------------  -------------  -------------  -------------  ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized loss on
 investments..............    (16,956,174)   (9,963,834)  (139,577,012)   (78,984,099)   (16,579,765) (3,581,815)
Net realized loss on
 option contracts.........            --            --             --     (11,894,149)           --          --
Net change in unrealized
 appreciation/depreciation
 on investments...........   (135,643,876)  (85,568,333)  (110,444,192)  (108,651,946)  (122,717,550)  7,371,012
                            -------------  ------------  -------------  -------------  -------------  ----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   (152,600,050)  (95,532,167)  (250,021,204)  (199,530,194)  (139,297,315)  3,789,197
                            -------------  ------------  -------------  -------------  -------------  ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $(147,811,930) $(96,232,086) $(252,559,004) $(200,582,696) $(141,061,277) $4,640,226
                            =============  ============  =============  =============  =============  ==========
*Net of foreign
 withholding taxes on
 dividends of.............  $         --   $      1,296  $       2,851  $         --   $       1,664  $      --
                            =============  ============  =============  =============  =============  ==========

See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             Balanced Assets Fund          Blue Chip Growth Fund       Growth Opportunities Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the year   For the year   For the year   For the year   For the year   For the year
                              ended          ended          ended          ended          ended          ended
                          September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                              2001           2000           2001           2000           2001           2000
                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)................  $   4,788,120  $  3,839,132   $    (699,919) $ (1,460,587)  $  (2,537,800) $ (1,446,296)
 Net realized gain
  (loss) on investments.    (16,956,174)   47,996,208      (9,963,834)   36,261,830    (139,577,012)   31,403,585
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........   (135,643,876)   16,444,532     (85,568,333)   18,688,966    (110,444,192)   63,937,296
                          -------------  ------------   -------------  ------------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations........   (147,811,930)   68,279,872     (96,232,086)   53,490,209    (252,559,004)   93,894,585
                          -------------  ------------   -------------  ------------   -------------  ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)......     (3,602,301)   (3,099,090)            --            --              --            --
 From net investment
  income (Class B)......     (1,036,310)     (812,093)            --            --              --            --
 From net investment
  income (Class II).....       (224,427)      (81,813)            --            --              --            --
 From net realized gains
  on investments (Class
  A)....................    (26,711,691)  (25,396,548)    (17,724,426)  (10,768,236)    (13,972,662)   (9,933,424)
 From net realized gains
  on investments (Class
  B)....................    (14,472,671)  (17,220,916)     (8,607,508)   (5,467,719)     (8,859,924)   (3,520,332)
 From net realized gains
  on investments (Class
  II)...................     (2,636,081)   (1,072,439)     (1,368,272)     (139,008)     (5,491,232)     (386,219)
 Distributions in excess
  of capital gains
  (Class A).............     (4,190,473)          --         (147,037)          --       (1,364,608)          --
 Distributions in excess
  of capital gains
  (Class B..............     (2,270,441)          --          (71,406)          --         (865,285)          --
 Distributions in excess
  of capital gains
  (Class II)............       (413,543)          --          (11,351)          --         (536,289)          --
                          -------------  ------------   -------------  ------------   -------------  ------------
 Total dividends and
  distributions to
  shareholders..........    (55,557,938)  (47,682,899)    (27,930,000)  (16,374,963)    (31,090,000)  (13,839,975)
                          -------------  ------------   -------------  ------------   -------------  ------------
Net increase in net
 assets resulting from
 capital share
 transactions (Note 6)..     28,862,265    60,547,096      18,147,874    38,557,485      80,143,736   224,384,618
                          -------------  ------------   -------------  ------------   -------------  ------------
Total increase
 (decrease) in net
 assets.................   (174,507,603)   81,144,069    (106,014,212)   75,672,731    (203,505,268)  304,439,228
NET ASSETS:
 Beginning of period....    524,039,572   442,895,503     229,313,494   153,640,763     379,936,923    75,497,695
                          -------------  ------------   -------------  ------------   -------------  ------------
 End of period..........  $ 349,531,969  $524,039,572   $ 123,299,282  $229,313,494   $ 176,431,655  $379,936,923
                          =============  ============   =============  ============   =============  ============
 Accumulated
  undistributed net
  investment income
  (loss)................  $     185,629  $    (65,576)  $     (23,100) $    (19,678)  $     (15,472) $    (10,578)
                          =============  ============   =============  ============   =============  ============


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                 New Century Fund           Growth and Income Fund      "Dogs" of Wall Street Fund
                            ----------------------------  ----------------------------  ---------------------------
                            For the year   For the year   For the year   For the year   For the year  For the year
                                ended          ended          ended          ended          ended         ended
                            September 30,  September 30,  September 30,  September 30,  September 30, September 30,
                                2001           2000           2001           2000           2001          2000
                            -------------  -------------  -------------  -------------  ------------- -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $  (1,052,502) $ (3,691,109)  $ (1,763,962)  $ (2,446,882)   $   851,029  $   1,621,174
 Net realized gain (loss)
  on investments..........    (78,984,099)  135,794,617    (16,579,765)    29,269,333     (3,581,815)   (19,097,496)
 Net realized gain (loss)
  on option contracts.....    (11,894,149)    3,321,424            --             --             --             --
 Net change in unrealized
  appreciation/
  depreciation on
  investments.............   (108,651,946)   31,776,411   (122,717,550)    36,137,773      7,371,012     (2,398,442)
 Net change in
  unrealized appreciation/
  depreciation on written
  option contracts........            --        (51,584)           --             --             --             --
                            -------------  ------------   ------------   ------------    -----------  -------------
Net increase (decrease) in
 net assets resulting from
 operations...............   (200,582,696)  167,149,759   (141,061,277)    62,960,224      4,640,226    (19,874,764)
                            -------------  ------------   ------------   ------------    -----------  -------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........            --            --             --             --        (181,922)      (433,645)
 From net investment
  income (Class B)........            --            --             --             --        (332,785)      (693,083)
 From net investment
  income (Class II).......            --            --             --             --        (360,295)    (1,123,302)
 From net realized gains
  on investments
  (Class A)...............    (50,069,103)  (26,763,114)    (9,349,512)    (3,548,084)           --        (653,924)
 From net realized gains
  on investments
  (Class B)...............    (24,668,537)  (15,625,190)   (13,318,332)    (5,231,237)           --      (1,482,830)
 From net realized gains
  on investments
  (Class II)..............     (2,336,896)     (609,709)    (3,171,560)      (601,963)           --      (2,403,270)
 From net realized gains
  on investments
  (Class Z)...............       (667,043)     (201,974)       (37,533)        (8,634)           --             --
 Distributions in excess
  of capital gains (Class
  A)......................     (2,794,140)          --         (91,433)           --             --             --
 Distributions in excess
  of capital gains (Class
  B)......................     (1,376,644)          --        (130,247)           --             --             --
 Distributions in excess
  of capital gains (Class
  II).....................       (130,412)          --         (31,016)           --             --             --
 Distributions in excess
  of capital gains (Class
  Z)......................        (37,225)          --            (367)           --             --             --
                            -------------  ------------   ------------   ------------    -----------  -------------
 Total dividends and
  distributions to
  shareholders............    (82,080,000)  (43,199,987)   (26,130,000)    (9,389,918)      (875,002)    (6,790,054)
                            -------------  ------------   ------------   ------------    -----------  -------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....     40,308,998    36,265,644     26,434,196     71,000,004     (6,379,469)   (95,266,057)
                            -------------  ------------   ------------   ------------    -----------  -------------
Total increase (decrease)
 in net assets............   (242,353,698)  160,215,416   (140,757,081)   124,570,310     (2,614,245)  (121,930,875)
NET ASSETS:
 Beginning of period......    389,571,210   229,355,794    344,156,574    219,586,264     54,063,501    175,994,376
                            -------------  ------------   ------------   ------------    -----------  -------------
 End of period............  $ 147,217,512  $389,571,210   $203,399,493   $344,156,574    $51,449,256  $  54,063,501
                            =============  ============   ============   ============    ===========  =============
 Accumulated undistributed
  net investment income
  (loss)..................  $     (46,360) $    (41,065)  $    (21,002)  $    (15,474)   $   460,940  $     484,913
                            =============  ============   ============   ============    ===========  =============

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         BALANCED ASSETS FUND
                                                                         --------------------
                                         Net
                                     gain (loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/97.........  $16.81     $0.31     $ 3.43      $ 3.74    $(0.31)  $(1.75)  $(2.06)   $18.49     24.81%   $169,201
9/30/98.........   18.49      0.29       1.29        1.58     (0.30)   (1.74)   (2.04)    18.03      9.32     189,668
9/30/99.........   18.03      0.25       3.57        3.82     (0.26)   (1.47)   (1.73)    20.12     22.11     256,467
9/30/00.........   20.12      0.21       2.83        3.04     (0.22)   (1.98)   (2.20)    20.96     15.69     319,598
9/30/01.........   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)   (2.21)    13.24    (28.35)    229,609
                                                                       Class B
                                                                       -------
9/30/97.........  $16.80     $0.21     $ 3.43      $ 3.64    $(0.21)  $(1.75)  $(1.96)   $18.48     24.09%   $173,435
9/30/98.........   18.48      0.18       1.28        1.46     (0.19)   (1.74)   (1.93)    18.01      8.62     165,926
9/30/99.........   18.01      0.13       3.57        3.70     (0.15)   (1.47)   (1.62)    20.09     21.38     177,577
9/30/00.........   20.09      0.08       2.82        2.90     (0.09)   (1.98)   (2.07)    20.92     14.98     174,936
9/30/01.........   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)   (2.13)    13.20    (28.80)     95,473
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $20.00     $0.08     $ 0.11      $ 0.19    $(0.08)  $   --   $(0.08)   $20.11      0.95%   $  8,851
9/30/00.........   20.11      0.08       2.82        2.90     (0.09)   (1.98)   (2.07)    20.94     14.95      29,506
9/30/01.........   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)   (2.13)    13.21    (28.83)     24,450
                              Ratio of net
                  Ratio of     investment
                  expenses       income
     Period      to average    to average    Portfolio
     Ended       net assets    net assets    turnover
---------------- ------------ -------------- ---------
                                                                       Class A
                                                                       -------
9/30/97......... 1.50%           1.86%          149%
9/30/98......... 1.46            1.59            80
9/30/99......... 1.45            1.26           123
9/30/00......... 1.44            1.01           259
9/30/01......... 1.44            1.32           362
                                                                       Class B
                                                                       -------
9/30/97......... 2.11%           1.26%          149%
9/30/98......... 2.08            0.97            80
9/30/99......... 2.06            0.64           123
9/30/00......... 2.06            0.40           259
9/30/01......... 2.08            0.68           362
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)...... 2.05%(4)(5)     0.71%(4)(5)    123%
9/30/00......... 2.05  (5)       0.38  (5)      259
9/30/01......... 2.05  (5)       0.71  (5)      362

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                              9/30/99 9/30/00 9/30/01
                              ------- ------- -------
   Balanced Assets Class II..  1.41%   0.07%   0.06%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets  Ratio of
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of    expenses
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period   to average
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)   net assets
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ---------- ----------
                                                                      Class A
                                                                      -------
9/30/97.........  $17.62   $ (0.02)   $ 5.05      $ 5.03     $ --    $(2.43)  $(2.43)   $20.22     32.96%   $ 67,812  1.54%
9/30/98.........   20.22     (0.04)     0.91        0.87       --     (2.48)   (2.48)    18.61      5.09      72,536  1.52
9/30/99.........   18.61     (0.05)     6.53        6.48       --     (1.47)   (1.47)    23.62     36.29     103,841  1.49
9/30/00.........   23.62     (0.14)     8.00        7.86       --     (2.46)   (2.46)    29.02     34.66     152,788  1.43
9/30/01.........   29.02     (0.03)   (11.13)     (11.16)      --     (3.51)   (3.51)    14.35    (42.23)     82,523  1.45
                                                                      Class B
                                                                      -------
9/30/97.........  $17.27   $ (0.13)   $ 4.90      $ 4.77     $ --    $(2.43)  $(2.43)   $19.61     32.02%   $ 37,633  2.22%
9/30/98.........   19.61     (0.16)     0.87        0.71       --     (2.48)   (2.48)    17.84      4.36      36,106  2.17
9/30/99.........   17.84     (0.19)     6.25        6.06       --     (1.47)   (1.47)    22.43     35.45      49,015  2.15
9/30/00.........   22.43     (0.31)     7.58        7.27       --     (2.46)   (2.46)    27.24     33.80      67,586  2.09
9/30/01.........   27.24     (0.16)   (10.35)     (10.51)      --     (3.51)   (3.51)    13.22    (42.66)     34,649  2.19
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......  $21.79   $ (0.13)   $ 0.77      $ 0.64     $ --    $   --   $   --    $22.43      2.94%   $    785  2.17%(4)(5)
9/30/00.........   22.43     (0.31)     7.53        7.22       --     (2.46)   (2.46)    27.19     33.57       8,939  2.17  (5)
9/30/01.........   27.19     (0.15)   (10.32)     (10.47)      --     (3.51)   (3.51)    13.21    (42.58)      6,127  2.11  (5)
                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------
                 Ratio of net
                  investment
                     loss
     Period       to average      Portfolio
     Ended        net assets      turnover
---------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/97.........   (0.11)%           211%
9/30/98.........   (0.20)             90
9/30/99.........   (0.22)             71
9/30/00.........    (0.49)            75
9/30/01.........    (0.15)           136
                                                                      Class B
                                                                      -------
9/30/97.........   (0.77)%           211%
9/30/98.........   (0.86)             90
9/30/99.........   (0.89)             71
9/30/00.........   (1.16)             75
9/30/01.........    (0.89)           136
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......   (0.95)%(4)(5)      71%
9/30/00.........   (1.17)  (5)        75
9/30/01.........    (0.81)  (5)      136

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                               9/30/99 9/30/00 9/30/01
                               ------- ------- -------
   Blue Chip Growth Class II.   8.74%   0.17%   0.03%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/97.........  $17.78   $(0.15)    $  3.83    $  3.68     $ --    $(0.80)  $(0.80)   $20.66     21.54%   $ 46,051
9/30/98.........   20.66    (0.13)      (0.78)     (0.91)      --     (3.53)   (3.53)    16.22     (4.20)     38,437
9/30/99.........   16.22    (0.19)       8.26       8.07       --     (1.17)   (1.17)    23.12     52.42      57,880
9/30/00.........   23.12    (0.17)      21.77      21.60       --     (3.93)   (3.93)    40.79    102.04     206,531
9/30/01.........   40.79    (0.14)     (22.33)    (22.47)      --     (2.90)   (2.90)    15.42    (58.23)     89,935
                                                                      Class B
                                                                      -------
9/30/97.........  $17.41   $(0.28)    $  3.73    $  3.45     $ --    $(0.80)  $(0.80)   $20.06     20.65%   $ 13,779
9/30/98.........   20.06    (0.25)      (0.76)     (1.01)      --     (3.53)   (3.53)    15.52     (4.93)     10,027
9/30/99.........   15.52    (0.32)       7.85       7.53       --     (1.17)   (1.17)    21.88     51.24      16,529
9/30/00.........   21.88    (0.37)      20.42      20.05       --     (3.93)   (3.93)    38.00    100.58     108,083
9/30/01.........   38.00    (0.28)     (20.66)    (20.94)      --     (2.90)   (2.90)    14.16    (58.50)     54,902
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....  $19.86   $(0.21)    $  2.23    $  2.02     $ --    $   --   $   --    $21.88     10.17%   $  1,089
9/30/00.........   21.88    (0.33)      20.35      20.02       --     (3.93)   (3.93)    37.97    100.44      65,322
9/30/01.........   37.97    (0.28)     (20.64)    (20.92)      --     (2.90)   (2.90)    14.15    (58.50)     31,594
                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                Ratio of net
                  Ratio of       investment
                  expenses          loss
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/97.........    1.64%          (0.84)%          332%
9/30/98.........    1.62           (0.75)           377
9/30/99.........    1.57           (0.93)           220
9/30/00.........    1.43           (0.49)           139
9/30/01.........    1.49           (0.57)           207
                                                                      Class B
                                                                      -------
9/30/97.........    2.35%          (1.56)%          332%
9/30/98.........    2.33           (1.45)           377
9/30/99.........    2.32           (1.67)           220
9/30/00.........    2.10           (1.11)           139
9/30/01.........    2.17           (1.25)           207
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....    2.35%(4)(5)    (1.74)%(4)(5)    220%
9/30/00.........    2.09  (5)      (0.99)  (5)      139
9/30/01.........    2.16           (1.24)           207

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     9/30/99 9/30/00
                                     ------- -------
   Growth Opportunities Class II....  9.94%   0.01%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                   NEW CENTURY FUND
                                                                   ----------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                       Class A
                                                                       -------
9/30/97.........  $24.25    $(0.30)    $  5.18    $  4.88     $ --    $(0.86)  $(0.86)   $28.27     20.84%    $185,241
9/30/98.........   28.27     (0.18)      (6.59)     (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
9/30/99.........   19.10     (0.21)       9.89       9.68       --     (1.40)   (1.40)    27.38     53.00      148,376
9/30/00.........   27.38     (0.31)      19.04      18.73       --     (4.97)   (4.97)    41.14     72.74      253,359
9/30/01.........   41.14     (0.05)     (19.00)    (19.05)      --     (8.88)   (8.88)    13.21    (54.88)     101,691
                                                                       Class B
                                                                       -------
9/30/97.........  $23.70    $(0.44)    $  5.03    $  4.59     $ --    $(0.86)  $(0.86)   $27.43     20.08%    $124,450
9/30/98.........   27.43     (0.33)      (6.36)     (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
9/30/99.........   18.34     (0.35)       9.48       9.13       --     (1.40)   (1.40)    26.07     52.15       77,331
9/30/00.........   26.07     (0.53)      18.04      17.51       --     (4.97)   (4.97)    38.61     71.59      122,004
9/30/01.........   38.61     (0.17)     (17.57)    (17.74)      --     (8.88)   (8.88)    11.99    (55.15)      39,577
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......  $21.11    $(0.19)    $ (2.58)   $ (2.77)    $ --    $   --   $   --    $18.34    (13.12)%   $    168
9/30/99.........   18.34     (0.40)       9.51       9.11       --     (1.40)   (1.40)    26.05     52.04        2,599
9/30/00.........   26.05     (0.54)      18.01      17.47       --     (4.97)   (4.97)    38.55     71.48       10,848
9/30/01.........   38.55     (0.17)     (17.54)    (17.71)      --     (8.88)   (8.88)    11.96    (55.16)       4,508
                                                                       Class Z
                                                                       -------
10/07/96-
9/30/97(3)......  $24.61    $(0.15)    $  4.85    $  4.70     $ --    $(0.86)  $(0.86)   $28.45     19.78%    $    948
9/30/98.........   28.45     (0.07)      (6.65)     (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
9/30/99.........   19.33     (0.07)      10.04       9.97       --     (1.40)   (1.40)    27.90     53.91        1,050
9/30/00.........   27.90     (0.09)      19.42      19.33       --     (4.97)   (4.97)    42.26     73.63        3,360
9/30/01.........   42.26      0.07      (19.65)    (19.58)      --     (8.88)   (8.88)    13.80    (54.62)       1,442
                                                                   NEW CENTURY FUND
                                                                   ----------------
                              Ratio of net
                               investment
                  Ratio of       income
                  expenses       (loss)
     Period      to average    to average    Portfolio
     Ended       net assets    net assets    turnover
---------------- ------------ -------------- ---------
                                                                       Class A
                                                                       -------
9/30/97.........  1.72%        (1.27)%          343%
9/30/98.........  1.50         (0.79)           292
9/30/99.........  1.48         (0.82)           177
9/30/00.........  1.42         (0.80)           227
9/30/01.........  1.46         (0.23)           282
                                                                       Class B
                                                                       -------
9/30/97.........  2.34%        (1.89)%          343%
9/30/98.........  2.14         (1.44)           292
9/30/99.........  2.12         (1.46)           177
9/30/00.........  2.07         (1.46)           227
9/30/01.........  2.11         (0.88)           282
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......  2.15%(4)(5)  (1.35)%(4)(5)    292%
9/30/99.........  2.15  (5)    (1.60)  (5)      177
9/30/00.........  2.14  (5)    (1.47)  (5)      227
9/30/01.........  2.13  (5)    (0.90)  (5)      282
                                                                       Class Z
                                                                       -------
10/07/96-
9/30/97(3)......  1.07%(4)(5)  (0.67)%(4)(5)    343%
9/30/98.........  1.01  (5)    (0.30)  (5)      292
9/30/99.........  0.93  (5)    (0.28)  (5)      177
9/30/00.........  0.91  (5)    (0.24)  (5)      227
9/30/01.........  0.92  (5)     0.30   (5)      282

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                    9/30/97 9/30/98 9/30/99 9/30/00 9/30/01
                    ------- ------- ------- ------- -------
   New Century
    Class II.......    --    13.58%  2.48%   0.05%   0.06%
   New Century
    Class Z........  2.19%    1.85   4.95    0.87    0.30

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/97.........  $10.47    $ 0.05     $ 3.40      $ 3.45    $(0.03)  $(0.44)  $(0.47)   $ 13.45    34.18%    $ 47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)     12.80     5.53       57,129
9/30/99.........   12.80     (0.02)      3.92        3.90        --    (0.47)   (0.47)     16.23    30.99       86,524
9/30/00.........   16.23     (0.08)      4.51        4.43        --    (0.66)   (0.66)     20.00    27.64      127,168
9/30/01.........   20.00     (0.03)     (7.43)      (7.46)       --    (1.43)   (1.43)     11.11   (39.45)      75,795
                                                                        Class B
                                                                        -------
9/30/97.........  $10.45    $(0.03)    $ 3.39      $ 3.36    $(0.01)  $(0.44)  $(0.45)   $ 13.36    33.30%    $ 55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)     12.62     4.84       79,004
9/30/99.........   12.62     (0.12)      3.87        3.75        --    (0.47)   (0.47)     15.90    30.23      121,709
9/30/00.........   15.90     (0.20)      4.40        4.20        --    (0.66)   (0.66)     19.44    26.74      176,395
9/30/01.........   19.44     (0.12)     (7.19)      (7.31)       --    (1.43)   (1.43)     10.70   (39.85)      99,012
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $ 12.61   (1.33)%    $    963
9/30/99.........   12.61     (0.12)      3.87        3.75        --    (0.47)   (0.47)     15.89    30.25       11,135
9/30/00.........   15.89     (0.20)      4.39        4.19        --    (0.66)   (0.66)     19.42    26.78       39,986
9/30/01.........   19.42     (0.13)     (7.18)      (7.31)       --    (1.43)   (1.43)     10.68   (39.89)      28,283
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $ 12.84   (10.52)%   $     93
9/30/99.........   12.84      0.07       3.93        4.00        --    (0.47)   (0.47)     16.37    31.69          218
9/30/00.........   16.37      0.01       4.55        4.56        --    (0.66)   (0.66)     20.27    28.29          607
9/30/01.........   20.27      0.05      (7.55)      (7.50)       --    (1.43)   (1.43)     11.34   (39.10)         309
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
9/30/97......... 1.38%(5)     0.45% (5)       200%
9/30/98......... 1.50         0.12            150
9/30/99......... 1.48        (0.13)            63
9/30/00......... 1.44        (0.43)            61
9/30/01......... 1.45        (0.21)           126
                                                                        Class B
                                                                        -------
9/30/97......... 2.05%(5)    (0.27)%(5)       200%
9/30/98......... 2.13        (0.52)           150
9/30/99......... 2.11        (0.76)            63
9/30/00......... 2.07        (1.07)            61
9/30/01......... 2.09        (0.85)           126
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
9/30/99......... 2.15(5)     (0.80)(5)         63
9/30/00......... 2.10(5)     (1.10)(5)         61
9/30/01......... 2.13        (0.88)           126
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57% (4)(5)    150%
9/30/99......... 0.93(5)      0.43 (5)         63
9/30/00......... 0.93(5)      0.07 (5)         61
9/30/01......... 0.90(5)      0.34 (5)        126

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                            9/30/97 9/30/98 9/30/99 9/30/00 9/30/01
                            ------- ------- ------- ------- -------
   Growth and Income Class
    A......................  0.22%      --      --     --      --
   Growth and Income Class
    B......................  0.21       --      --     --      --
   Growth and Income Class
    II.....................    --     6.99%   0.44%  0.01%     --
   Growth and Income Class
    Z......................    --    28.17   21.57   9.23    2.44%


See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --   $   --    $11.06    (11.52)%   $16,672
9/30/99.........   11.06      0.21       0.73        0.94     (0.13)      --    (0.13)    11.87      8.47      26,403
9/30/00.........   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)   (0.58)     9.67    (14.09)      8,732
9/30/01.........    9.67      0.23       0.73        0.96     (0.22)      --    (0.22)    10.41     10.04       7,983
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $19,734
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      55,526
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     21,221
9/30/01.........    9.62      0.16       0.73        0.89     (0.16)      --    (0.16)    10.35      9.30      21,674
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $20,108
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      94,065
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     24,110
9/30/01.........    9.62      0.15       0.74        0.89     (0.16)      --    (0.16)    10.35      9.30      21,793
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                             Ratio of net
                  Ratio of    investment
                  expenses      income
     Period      to average   to average  Portfolio
     Ended       net assets   net assets  turnover
---------------- ----------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 0.95%(4)(5) 1.78%(4)(5)       0%
9/30/99......... 0.95(5)     1.69(5)          35
9/30/00......... 0.95(5)     2.20(5)          57
9/30/01......... 0.95(5)     2.10(5)          59
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.39%(4)(5)       0%
9/30/99......... 1.60(5)     1.08(5)          35
9/30/00......... 1.60(5)     1.56(5)          57
9/30/01......... 1.60(5)     1.45(5)          59
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.45%(4)(5)       0%
9/30/99......... 1.60(5)     1.11(5)          35
9/30/00......... 1.60(5)     1.50(5)          57
9/30/01......... 1.60(5)     1.45(5)          59

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                     9/30/98 9/30/99 9/30/00 9/30/01
                     ------- ------- ------- -------
   "Dogs" of Wall
    Street Class A.   0.43%   0.23%   0.34%   0.36%
   "Dogs" of Wall
    Street Class B.   0.58    0.22    0.30    0.25
   "Dogs" of Wall
    Street Class
    II.............   0.50    0.19    0.27    0.27

See Notes to Financial Statements

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------

                                                                     Value
                  Security Description                    Shares   (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 58.5%
Automotive -- 0.8%
 Dana Corp. .............................................  95,000 $ 1,482,000
 Ford Motor Co. .........................................  75,000   1,301,250
                                                                  -----------
                                                                    2,783,250
                                                                  -----------
Banks -- 3.6%
 Bank of America Corp. ..................................  35,000   2,044,000
 FleetBoston Financial Corp. ............................ 129,700   4,766,475
 Mellon Financial Corp. .................................  42,600   1,377,258
 National City Corp. .................................... 140,000   4,193,000
                                                                  -----------
                                                                   12,380,733
                                                                  -----------
Broadcasting & Media -- 4.5%
 AOL Time Warner, Inc.+.................................. 168,450   5,575,695
 Clear Channel Communications, Inc.+.....................  60,000   2,385,000
 Comcast Corp., Class A+.................................  21,300     764,031
 Echostar Communications Corp., Class A+.................  80,000   1,861,600
 Fox Entertainment Group, Inc., Class A+................. 100,000   1,910,000
 Liberty Media Corp., Class A+...........................  95,000   1,206,500
 Viacom, Inc., Class B+..................................  60,000   2,070,000
                                                                  -----------
                                                                   15,772,826
                                                                  -----------
Business Services -- 1.3%
 Waste Management, Inc. ................................. 170,000   4,545,800
                                                                  -----------
Chemicals -- 0.7%
 Dow Chemical Co. .......................................  75,000   2,457,000
                                                                  -----------
Communication Equipment -- 1.6%
 Cisco Systems, Inc.+.................................... 250,800   3,054,744
 Motorola, Inc. ......................................... 100,000   1,560,000
 Nokia Corp., ADR........................................  67,500   1,056,375
                                                                  -----------
                                                                    5,671,119
                                                                  -----------
Computer Software -- 3.8%
 Electronic Arts, Inc.+..................................  50,000   2,283,500
 Microsoft Corp.+........................................ 213,200  10,909,444
                                                                  -----------
                                                                   13,192,944
                                                                  -----------
Computers & Business Equipment -- 2.1%
 Dell Computer Corp.+....................................  80,000   1,482,400
 International Business Machines Corp. ..................  65,000   5,999,500
                                                                  -----------
                                                                    7,481,900
                                                                  -----------
Conglomerate -- 4.9%
 General Electric Co. ................................... 260,000   9,672,000
 Tyco International Ltd. ................................ 161,600   7,352,800
                                                                  -----------
                                                                   17,024,800
                                                                  -----------
Electronics -- 1.1%
 Intel Corp. ............................................ 179,200   3,662,848
                                                                  -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)

Energy Services -- 2.0%
 BJ Services Co.+.......................................... 100,000 $ 1,779,000
 Nabors Industries, Inc.+.................................. 240,000   5,032,800
                                                                    -----------
                                                                      6,811,800
                                                                    -----------
Energy Sources -- 1.6%
 Exxon Mobil Corp. ........................................ 100,000   3,940,000
 Valero Energy Corp. ......................................  50,000   1,755,000
                                                                    -----------
                                                                      5,695,000
                                                                    -----------
Financial Services -- 8.3%
 American Express Co. .....................................  75,000   2,179,500
 Capital One Financial Corp. ..............................  77,400   3,562,722
 Citigroup, Inc. .......................................... 180,000   7,290,000
 J.P. Morgan Chase & Co., Inc. ............................ 112,000   3,824,800
 Lehman Brothers Holdings, Inc. ...........................  80,000   4,548,000
 Morgan Stanley Dean Witter & Co. .........................  42,900   1,988,415
 Nasdaq-100 Shares+........................................ 100,000   2,898,000
 PNC Financial Services Group, Inc. .......................  50,000   2,862,500
                                                                    -----------
                                                                     29,153,937
                                                                    -----------
Forest Products -- 0.7%
 Georgia-Pacific Group.....................................  90,000   2,591,100
                                                                    -----------
Health Services -- 2.4%
 Cardinal Health, Inc. ....................................  55,000   4,067,250
 Tenet Healthcare Corp.+...................................  70,000   4,175,500
                                                                    -----------
                                                                      8,242,750
                                                                    -----------
Household Products -- 1.1%
 Gillette Co. .............................................  50,000   1,490,000
 Procter & Gamble Co. .....................................  30,000   2,183,700
                                                                    -----------
                                                                      3,673,700
                                                                    -----------
Machinery -- 0.9%
 Deere & Co. ..............................................  50,000   1,880,500
 SPX Corp.+................................................  17,000   1,409,300
                                                                    -----------
                                                                      3,289,800
                                                                    -----------
Medical Products -- 4.1%
 Amgen, Inc.+..............................................  65,800   3,867,066
 Baxter International, Inc.................................  55,000   3,027,750
 Johnson & Johnson Co. .................................... 134,200   7,434,680
                                                                    -----------
                                                                     14,329,496
                                                                    -----------
Metals & Mining -- 0.9%
 Alcoa, Inc................................................ 100,000   3,101,000
                                                                    -----------
Pharmaceuticals -- 5.7%
 Abbott Laboratories, Inc.................................. 100,000   5,185,000
 Bristol-Myers Squibb Co...................................  22,500   1,250,100
 Genentech, Inc.+..........................................  43,200   1,900,800
 Merck & Co., Inc..........................................  52,900   3,523,140

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                                        Shares/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals (continued)
 Pfizer, Inc.......................................      66,100     $  2,650,610
 Pharmacia Corp....................................      45,000        1,825,200
 Schering-Plough Corp..............................      45,000        1,669,500
 Teva Pharmaceutical
  Industries Ltd. ADR..............................      33,300        2,012,985
                                                                    ------------
                                                                      20,017,335
                                                                    ------------
Retail Stores -- 4.4%
 Home Depot, Inc...................................      50,000        1,918,500
 KMart Corp.+......................................     180,000        1,258,200
 Target Corp.......................................     100,000        3,175,000
 Wal-Mart Stores, Inc..............................     185,000        9,157,500
                                                                    ------------
                                                                      15,509,200
                                                                    ------------
Telecommunications -- 2.0%
 AT&T Corp.........................................     100,000        1,930,000
 General Motors Corp., Class H+....................      64,500          859,785
 QUALCOMM, Inc.+...................................      90,000        4,278,600
                                                                    ------------
                                                                       7,068,385
                                                                    ------------
Total Common Stock
 (cost $248,843,190)...............................                  204,456,723
                                                                    ------------
BONDS & NOTES -- 7.7%
Aerospace & Military Technology -- 1.2%
 Lockheed Martin Corp.
 7.25% due 5/15/06.................................      $4,000        4,362,160
                                                                    ------------
Automotive -- 1.4%
 Daimler Chrysler Corp.
 7.45% due 3/01/27.................................       5,000        4,726,100
                                                                    ------------
Electronics -- 0.9%
 Texas Instruments, Inc.
 6.13% due 2/01/06.................................       3,000        3,083,730
                                                                    ------------
Financial Services -- 2.7%
 CS First Boston Mortgage Securities Corp.
 6.48% due 5/17/08.................................       5,000        5,272,888
 Morgan Stanley Group, Inc.
 6.88% due 3/01/07.................................       4,000        4,255,080
                                                                    ------------
                                                                       9,527,968
                                                                    ------------
Food, Beverage & Tobacco -- 1.5%
 Hershey Foods Corp.
 7.20% due 8/15/27.................................       5,000        5,263,400
                                                                    ------------
Total Bonds & Notes
 (cost $26,051,074)................................                   26,963,358
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

U.S. GOVERNMENT AND AGENCIES -- 28.4%
Federal Home Loan Mortgage Corp. -- 1.6%
 7.00% due 7/15/05.................................      $5,000     $  5,517,200
                                                                    ------------
Federal National Mortgage Association -- 1.8%
 5.75% due 4/15/03-2/15/08.........................       4,620        4,827,910
 6.50% due 9/01/10.................................       1,276        1,320,223
                                                                    ------------
                                                                       6,148,133
                                                                    ------------
Overseas Private Investment Corp. -- 2.8%
 6.99% due 1/15/09.................................       9,073        9,730,328
                                                                    ------------
Small Business Administration -- 1.2%
 6.30% due 6/01/18.................................       4,230        4,343,952
                                                                    ------------
Tennessee Valley Authority -- 2.9%
 4.75% due 7/15/04.................................      10,000       10,275,200
                                                                    ------------
U.S Treasury Bonds -- 7.1%
 5.38% due 2/15/31.................................      25,000       24,843,750
                                                                    ------------
U.S. Treasury Notes -- 11.0%
 4.63% due 5/15/06(1)..............................      32,000       33,120,000
 5.00% due 8/15/11.................................       5,000        5,164,850
                                                                    ------------
                                                                      38,284,850
                                                                    ------------
Total U.S. Government and Agencies
 (cost $97,501,969)................................                   99,143,413
                                                                    ------------
Total Investment Securities -- 94.6%
 (cost $372,396,233)...............................                  330,563,494
                                                                    ------------
SHORT-TERM SECURITIES -- 2.9%
 Ford Motor Credit Co.
 8.00% due 6/15/02.................................       5,000        5,117,650
 Goldman Sachs Group LP *
 6.60% due 7/15/02.................................       5,000        5,109,350
                                                                    ------------
Total Short-Term Securities
 (cost $10,314,800)................................                   10,227,000
                                                                    ------------

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 8.2%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................     $  801     $    801,000
 Joint Repurchase Agreement with UBS Warburg, Inc.
  (Note 2)(2).....................................     28,000       28,000,000
                                                                  ------------
Total Repurchase Agreements
 (cost $28,801,000)...............................                  28,801,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $411,512,033)..............................      105.7%    $369,591,494
Liabilities in excess of other assets(3)..........       (5.7)     (20,059,525)
                                                       ------     ------------
NET ASSETS --                                           100.0%    $349,531,969
                                                       ======     ============

----------
+   Non-income producing security
*   Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
(1) The security or portion thereof is out on loan; See Note 2
(2) Includes cash received as collateral for securities out on loan in the amount of $19,327,500
(3) Includes a liability for fully collateralized securities on loan

See Notes to Financial Statements

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------

                                                                     Value
                  Security Description                    Shares   (Note 2)
-----------------------------------------------------------------------------

COMMON STOCK -- 91.7%
Apparel & Textiles -- 1.5%
 Oakley, Inc.+........................................... 150,000 $ 1,882,500
                                                                  -----------
Automotive -- 0.9%
 Dana Corp. .............................................  40,000     624,000
 Ford Motor Co. .........................................  30,000     520,500
                                                                  -----------
                                                                    1,144,500
                                                                  -----------
Banks -- 4.9%
 Bank of America Corp. ..................................  15,000     876,000
 FleetBoston Financial Corp. ............................  72,400   2,660,700
 Mellon Financial Corp. .................................  32,300   1,044,259
 National City Corp. ....................................  50,000   1,497,500
                                                                  -----------
                                                                    6,078,459
                                                                  -----------
Broadcasting & Media -- 8.4%
 AOL Time Warner, Inc.+..................................  84,300   2,790,330
 Clear Channel Communications, Inc.+.....................  25,000     993,750
 Comcast Corp., Class A+.................................  21,500     771,205
 Echostar Communications Corp., Class A+.................  97,500   2,268,825
 Fox Entertainment Group, Inc., Class A+.................  80,000   1,528,000
 Liberty Media Corp., Class A+...........................  78,900   1,002,030
 Viacom, Inc., Class B+..................................  30,000   1,035,000
                                                                  -----------
                                                                   10,389,140
                                                                  -----------
Business Services -- 1.7%
 Waste Management, Inc. .................................  80,000   2,139,200
                                                                  -----------
Chemicals -- 0.7%
 Dow Chemical Co. .......................................  25,000     819,000
                                                                  -----------
Communication Equipment -- 3.1%
 Cisco Systems, Inc.+.................................... 139,300   1,696,674
 Motorola, Inc. .........................................  90,000   1,404,000
 Nokia Corp., ADR........................................  42,600     666,690
                                                                  -----------
                                                                    3,767,364
                                                                  -----------
Computer Software -- 5.2%
 Electronic Arts, Inc.+..................................  22,500   1,027,575
 Microsoft Corp.+........................................ 105,500   5,398,435
                                                                  -----------
                                                                    6,426,010
                                                                  -----------
Computers & Business Equipment -- 2.4%
 Dell Computer Corp.+....................................  35,000     648,550
 International Business Machines
  Corp. .................................................  25,000   2,307,500
                                                                  -----------
                                                                    2,956,050
                                                                  -----------
Conglomerate -- 6.9%
 General Electric Co. ................................... 100,000   3,720,000
 Tyco International Ltd. ................................ 105,400   4,795,700
                                                                  -----------
                                                                    8,515,700
                                                                  -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)
Electronics -- 2.1%
 Intel Corp. .............................................. 125,100 $ 2,557,044
                                                                    -----------
Energy Services -- 1.9%
 BJ Services Co.+..........................................  40,000     711,600
 Nabors Industries, Inc.+..................................  81,000   1,698,570
                                                                    -----------
                                                                      2,410,170
                                                                    -----------
Energy Sources -- 2.3%
 Exxon Mobil Corp. ........................................  54,000   2,127,600
 Valero Energy Corp. ......................................  20,000     702,000
                                                                    -----------
                                                                      2,829,600
                                                                    -----------
Financial Services -- 13.2%
 American Express Co. .....................................  49,400   1,435,564
 Capital One Financial Corp. ..............................  39,500   1,818,185
 Citigroup, Inc. .......................................... 118,500   4,799,250
 J.P. Morgan Chase & Co., Inc. ............................  59,000   2,014,850
 Lehman Brothers Holdings, Inc. ...........................  41,200   2,342,220
 Morgan Stanley Dean Witter & Co. .........................  30,000   1,390,500
 Nasdaq-100 Shares+........................................  57,000   1,651,860
 PNC Financial Services Group, Inc. .......................  15,000     858,750
                                                                    -----------
                                                                     16,311,179
                                                                    -----------
Forest Products -- 1.9%
 Georgia-Pacific Group.....................................  80,200   2,308,958
                                                                    -----------
Health Services -- 3.0%
 Cardinal Health, Inc. ....................................  21,000   1,552,950
 Tenet Healthcare Corp.+...................................  26,000   1,550,900
 Wellpoint Health Networks, Inc., Class A+.................   5,000     545,750
                                                                    -----------
                                                                      3,649,600
                                                                    -----------
Household Products -- 0.6%
 Procter & Gamble Co. .....................................  10,000     727,900
                                                                    -----------
Leisure & Tourism -- 0.8%
 Cendant Corp.+............................................  80,000   1,024,000
                                                                    -----------
Machinery -- 1.3%
 Deere & Co. ..............................................  20,000     752,200
 SPX Corp.+................................................  10,000     829,000
                                                                    -----------
                                                                      1,581,200
                                                                    -----------
Medical Products -- 6.5%
 Amgen, Inc.+..............................................  50,500   2,967,885
 Baxter International, Inc. ...............................  40,000   2,202,000
 Johnson & Johnson Co. ....................................  52,000   2,880,800
                                                                    -----------
                                                                      8,050,685
                                                                    -----------
Metals & Mining -- 1.3%
 Alcoa, Inc. ..............................................  50,000   1,550,500
                                                                    -----------

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                                                      Value
                   Security Description                     Shares   (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals -- 11.1%
 Abbott Laboratories, Inc. ................................ 40,000 $  2,074,000
 Bristol-Myers Squibb Co. ................................. 13,600      755,616
 Genentech, Inc.+.......................................... 30,200    1,328,800
 IDEC Pharmaceuticals Corp.+............................... 30,000    1,487,100
 Merck & Co., Inc. ........................................ 40,700    2,710,620
 Pfizer, Inc. ............................................. 48,100    1,928,810
 Pharmacia Corp. .......................................... 27,100    1,099,176
 Schering-Plough Corp. .................................... 33,600    1,246,560
 Teva Pharmaceutical Industries Ltd. ADR................... 17,500    1,057,875
                                                                   ------------
                                                                     13,688,557
                                                                   ------------
Retail Stores -- 5.9%
 Home Depot, Inc. ......................................... 40,100    1,538,637
 KMart Corp.+.............................................. 80,000      559,200
 Target Corp. ............................................. 40,000    1,270,000
 Wal-Mart Stores, Inc. .................................... 78,700    3,895,650
                                                                   ------------
                                                                      7,263,487
                                                                   ------------
Telecommunications -- 4.1%
 AT&T Corp. ............................................... 90,000    1,737,000
 General Motors Corp., Class H+............................ 58,400      778,472
 QUALCOMM, Inc.+........................................... 53,400    2,538,636
                                                                   ------------
                                                                      5,054,108
                                                                   ------------
Total Investment Securities -- 91.7%
 (cost $140,672,341).......................................         113,124,911
                                                                   ------------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
REPURCHASE AGREEMENTS -- 8.3%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................    $   209     $    209,000
 Joint Repurchase Agreement with UBS Warburg, Inc.
  (Note 2)........................................     10,000       10,000,000
                                                                  ------------
Total Repurchase Agreements
 (cost $10,209,000)...............................                  10,209,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $150,881,341)..............................      100.0%     123,333,911
Liabilities in excess of other assets.............        0.0          (34,629)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $123,299,282
                                                      =======     ============

----------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------

                                                                     Value
                  Security Description                    Shares   (Note 2)
-----------------------------------------------------------------------------

COMMON STOCK -- 97.5%
Apparel & Textiles -- 1.5%
 Venator Group, Inc.+.................................... 177,500 $ 2,706,875
                                                                  -----------
Banks -- 9.9%
 Amsouth Bancorporation.................................. 150,000   2,710,500
 Bank of America Corp. ..................................  35,000   2,044,000
 First Tennessee National Corp. .........................  75,000   2,775,000
 Roslyn Bancorp, Inc. ................................... 191,550   3,545,591
 Whitney Holding Corp. ..................................  60,000   2,580,000
 Zions Bancorporation....................................  70,000   3,756,200
                                                                  -----------
                                                                   17,411,291
                                                                  -----------
Broadcasting & Media -- 1.7%
 Echostar Communications Corp., Class A+................. 130,000   3,025,100
                                                                  -----------
Communication Equipment -- 0.4%
 Juniper Networks, Inc.+.................................  73,100     709,070
                                                                  -----------
Computer Software -- 3.8%
 Cerner Corp.+...........................................  63,400   3,138,300
 Citrix Systems, Inc.+................................... 100,000   1,980,000
 Futurelink Corp.+.......................................  11,714         117
 Siebel Systems, Inc.+................................... 116,600   1,516,966
                                                                  -----------
                                                                    6,635,383
                                                                  -----------
Computers & Business Equipment -- 1.5%
 Brocade Communications Systems, Inc.+................... 100,000   1,403,000
 McData Corp., Class A+..................................   1,472      12,350
 VERITAS Software Corp.+.................................  66,600   1,228,104
                                                                  -----------
                                                                    2,643,454
                                                                  -----------
Electronics -- 4.2%
 Applied Micro Circuits Corp.+........................... 150,000   1,048,500
 Atmel Corp.+............................................ 308,600   2,061,448
 KLA-Tencor Corp.+.......................................  60,000   1,894,800
 Novellus Systems, Inc.+.................................  57,000   1,627,920
 Vitesse Semiconductor Corp.+............................ 100,000     775,000
                                                                  -----------
                                                                    7,407,668
                                                                  -----------
Energy Services -- 5.0%
 Dynegy, Inc., Class A...................................  62,000   2,148,300
 Energy Partners Ltd.+...................................  69,200     483,016
 Global Marine, Inc.+.................................... 190,900   2,672,600
 Patterson-UTI Energy, Inc.+............................. 177,700   2,196,372
 Transocean Sedco Forex, Inc. ...........................  50,000   1,320,000
                                                                  -----------
                                                                    8,820,288
                                                                  -----------
Energy Sources -- 2.1%
 Apache Corp. ...........................................  50,000   2,150,000
 Ocean Energy, Inc. ..................................... 100,000   1,630,000
                                                                  -----------
                                                                    3,780,000
                                                                  -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)
Financial Services -- 10.6%
 Concord EFS, Inc.+........................................  50,000 $ 2,447,500
 Eaton Vance Corp. ........................................ 155,300   4,868,655
 Federated Investors, Inc., Class B........................ 100,000   2,960,000
 Gladstone Capital Corp. ..................................  40,000     645,600
 Household International, Inc.+............................  60,000   3,382,800
 Lehman Brothers Holdings, Inc. ...........................  77,700   4,417,245
                                                                    -----------
                                                                     18,721,800
                                                                    -----------
Health Services -- 8.0%
 Cardinal Health, Inc. ....................................  60,000   4,437,000
 Rehabcare Group, Inc.+....................................  70,000   3,045,700
 Tenet Healthcare Corp.+...................................  77,700   4,634,805
 UnitedHealth Group, Inc. .................................  30,500   2,028,250
                                                                    -----------
                                                                     14,145,755
                                                                    -----------
Insurance -- 3.5%
 John Hancock Financial Services, Inc. ....................  86,400   3,451,680
 MetLife, Inc. ............................................  94,300   2,800,710
                                                                    -----------
                                                                      6,252,390
                                                                    -----------
Internet Content -- 0.5%
 Xcare.net, Inc.+..........................................  75,000     933,750
                                                                    -----------
Internet Software -- 0.0%
 Entrade, Inc.+*#..........................................  45,000      15,390
                                                                    -----------
Machinery -- 1.9%
 Cummins Engine, Inc. .....................................  50,000   1,650,000
 Stewart & Stevenson Services, Inc. .......................  40,000     963,200
 Teleflex, Inc. ...........................................  20,000     747,800
                                                                    -----------
                                                                      3,361,000
                                                                    -----------
Medical Products -- 7.5%
 Biomet, Inc. .............................................  86,350   2,525,737
 Boston Scientific Corp.+..................................  35,000     717,500
 Forest Laboratories, Inc.+................................  57,700   4,162,478
 Genzyme Surgical Products+................................   1,084       4,228
 Invitrogen Corp.+.........................................  35,000   2,301,600
 MedImmune, Inc.+.......................................... 100,000   3,563,000
                                                                    -----------
                                                                     13,274,543
                                                                    -----------
Pharmaceuticals -- 19.9%
 Abbott Laboratories, Inc. ................................  70,000   3,629,500
 Andrx Group+..............................................  50,000   3,246,000
 Angiotech Pharmaceuticals, Inc.+..........................  22,500     968,175
 Cephalon, Inc.+...........................................  70,000   3,491,600
 Charles River Laboratories International, Inc.+...........  83,200   2,942,784
 Curagen Corp.+............................................ 150,000   2,895,000
 D & K Healthcare Resources, Inc. .........................  60,000   2,874,000
 Enzon, Inc.+..............................................  40,000   2,040,000
 Genvec, Inc.+.............................................  94,300     161,253

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

                                                                      Value
                   Security Description                    Shares    (Note 2)
-------------------------------------------------------------------------------

COMMON STOCK (continued)
Pharmaceuticals (continued)
 IDEC Pharmaceuticals Corp.+..............................  70,000 $  3,469,900
 ImClone Systems, Inc.+...................................  30,000    1,696,500
 Integra Lifesciences Holdings Corp.+..................... 120,000    3,314,400
 Serono SA ADR+........................................... 221,900    4,211,662
                                                                   ------------
                                                                     34,940,774
                                                                   ------------
Real Estate Investment Trusts -- 5.3%
 AMB Property Corp. ......................................  70,000    1,715,000
 Equity Office Properties Trust...........................  75,000    2,400,000
 Equity Residential Properties Trust......................  50,000    2,920,000
 Health Care Property Investors, Inc. ....................  35,000    1,345,750
 Simon Property Group, Inc. ..............................  35,000      941,850
                                                                   ------------
                                                                      9,322,600
                                                                   ------------
Retail Stores -- 5.1%
 Bed Bath & Beyond, Inc.+................................. 158,800    4,043,048
 KMart Corp.+............................................. 200,000    1,398,000
 Target Corp. ............................................ 110,900    3,521,075
                                                                   ------------
                                                                      8,962,123
                                                                   ------------
Telecommunications -- 3.1%
 AT&T Corp. .............................................. 100,000    1,930,000
 Sprint Corp. (FON Group).................................  85,000    2,040,850
 WorldCom, Inc. - WorldCom Group+......................... 100,000    1,504,000
                                                                   ------------
                                                                      5,474,850
                                                                   ------------
Utilities -- 2.0%
 Dominion Resources, Inc. ................................  60,000    3,561,000
                                                                   ------------
Total Investment Securities -- 97.5%
 (cost $201,563,254)......................................          172,105,104
                                                                   ------------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)
REPURCHASE AGREEMENTS -- 3.9%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................     $  825     $    825,000
 Joint Repurchase Agreement with UBS Warburg, Inc.
  (Note 2)........................................      6,000        6,000,000
                                                                  ------------
Total Repurchase Agreements
 (cost $6,825,000)................................                   6,825,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $208,388,254)..............................      101.4%     178,930,104
Liabilities in excess of other assets.............       (1.4)      (2,498,449)
                                                       ------     ------------
NET ASSETS --                                           100.0%    $176,431,655
                                                       ======     ============

----------
+  Non-income producing security
*  Resale restricted to qualified institutional buyers
#  Fair valued security; See Note 2
ADR ("American Depositary Receipt")

See Notes to Financial Statements

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------

                                                                       Value
                   Security Description                     Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 72.7%
Aerospace & Military Technology -- 2.2%
 Empresa Brasileira de Aeronautica ADR.....................  58,900 $   750,975
 L-3 Communications Holdings, Inc.+........................  27,700   2,422,365
                                                                    -----------
                                                                      3,173,340
                                                                    -----------
Automotive -- 0.8%
 American Axle & Manufacturing Holdings, Inc.+.............  93,900   1,197,225
                                                                    -----------
Banks -- 2.5%
 Hibernia Corp., Class A................................... 124,100   2,029,035
 National City Corp........................................  54,100   1,620,295
                                                                    -----------
                                                                      3,649,330
                                                                    -----------
Broadcasting & Media -- 6.0%
 AOL Time Warner, Inc.+....................................  41,800   1,383,580
 Clear Channel Communications, Inc.+.......................  43,700   1,737,075
 Echostar Communications Corp., Class A+...................  69,100   1,607,957
 Fox Entertainment Group, Inc., Class A+...................  55,600   1,061,960
 Martha Stewart Living Omnimedia, Inc., Class A+...........  99,400   1,481,060
 Pegasus Communications Corp., Class A+....................  60,300     422,100
 Westwood One, Inc.+.......................................  52,200   1,161,450
                                                                    -----------
                                                                      8,855,182
                                                                    -----------
Business Services -- 8.1%
 Mobile Mini, Inc.+........................................   7,000     181,720
 Paychex, Inc..............................................  52,500   1,654,275
 Republic Services, Inc., Class A+......................... 109,000   1,765,800
 United Parcel Service, Inc., Class B......................  15,800     821,284
 Waste Connections, Inc.+.................................. 134,800   3,639,600
 Waste Management, Inc..................................... 142,800   3,818,472
                                                                    -----------
                                                                     11,881,151
                                                                    -----------
Communication Equipment -- 0.2%
 Extreme Networks, Inc.+...................................  28,000     193,480
 ONI System Corp.+.........................................  36,900     148,707
                                                                    -----------
                                                                        342,187
                                                                    -----------
Computer Software -- 4.4%
 Electronic Arts, Inc.+....................................  38,800   1,771,996
 Omnicell, Inc.+........................................... 125,800     943,500
 PeopleSoft, Inc.+.........................................  40,500     730,620
 Synopsys, Inc.+...........................................  45,200   1,812,967
 THQ, Inc.+................................................  28,500   1,229,775
                                                                    -----------
                                                                      6,488,858
                                                                    -----------

                                                                       Value
                    Security Description                     Shares   (Note 2)
Education -- 3.0%
 Apollo Group, Inc., Class A................................  36,700 $1,542,501
 Career Education Corp.+....................................  22,500  1,237,500
 Princeton Review, Inc.+.................................... 122,400    765,000
 University of Phoenix Online...............................  27,100    839,016
                                                                     ----------
                                                                      4,384,017
                                                                     ----------
Electronics -- 1.2%
 Alpha Industries, Inc.+....................................  19,800    383,526
 Integrated Device Technology, Inc.+........................  43,900    883,268
 Triquint Semiconductor, Inc.+..............................  33,600    537,264
                                                                     ----------
                                                                      1,804,058
                                                                     ----------
Energy Services -- 3.0%
 Diamond Offshore Drilling, Inc.............................  40,100  1,011,322
 Dynegy, Inc., Class A......................................  35,000  1,212,750
 Global Marine, Inc.+.......................................  46,900    656,600
 Grant Prideco, Inc.+.......................................  44,500    271,005
 Nabors Industries, Inc.+...................................  38,400    805,248
 Weatherford International, Inc.+...........................  20,300    517,853
                                                                     ----------
                                                                      4,474,778
                                                                     ----------
Energy Sources -- 2.4%
 Apache Corp................................................  18,400    791,200
 Arch Coal, Inc.............................................  75,600  1,179,360
 Devon Energy Corp..........................................  24,200    832,480
 El Paso Corp...............................................  16,500    685,575
                                                                     ----------
                                                                      3,488,615
                                                                     ----------
Financial Services -- 2.2%
 Instinet Group, Inc.+......................................  76,700    750,893
 USA Education, Inc.........................................  30,100  2,495,591
                                                                     ----------
                                                                      3,246,484
                                                                     ----------
Food, Beverage & Tobacco -- 1.3%
 Constellation Brands, Inc., Class A+.......................  44,200  1,841,372
                                                                     ----------
Forest Products -- 1.1%
 Georgia-Pacific Group......................................  58,100  1,672,699
                                                                     ----------
Health Services -- 1.9%
 Caremark Rx, Inc.+.........................................  71,200  1,187,616
 Trigon Healthcare, Inc.+...................................  25,100  1,644,050
                                                                     ----------
                                                                      2,831,666
                                                                     ----------
Household Products -- 0.9%
 Elizabeth Arden, Inc.+.....................................  24,200    309,034
 Yankee Candle, Inc.+.......................................  57,900    990,090
                                                                     ----------
                                                                      1,299,124
                                                                     ----------
Insurance -- 0.7%
 UnumProvident Corp.........................................  40,700  1,027,675
                                                                     ----------
Internet Content -- 0.3%
 Openwave Systems, Inc.+....................................  35,900    457,725

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


                                                                       Value
                   Security Description                     Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Internet Content (continued)
 Riverstone Networks, Inc.+................................     160  $      840
                                                                     ----------
                                                                        458,565
                                                                     ----------
Internet Software -- 0.0%
 Entrade, Inc.+*#..........................................  40,000      13,680
                                                                     ----------
Leisure & Tourism -- 4.1%
 Atlantic Coast Airlines Holdings, Inc.+...................  93,200   1,239,560
 Marriott International, Inc., Class A.....................  28,300     945,220
 Mesa Air Group, Inc.+.....................................  75,000     244,500
 Royal Caribbean Cruises Ltd...............................  43,800     469,974
 Skywest, Inc..............................................  88,400   1,478,048
 Southwest Airlines Co..................................... 111,800   1,659,112
                                                                     ----------
                                                                      6,036,414
                                                                     ----------
Medical Products -- 6.2%
 Arthrocare Corp.+.........................................  55,700   1,091,720
 Dentsply International, Inc...............................  47,000   2,159,180
 Johnson & Johnson Co......................................  47,890   2,653,106
 Myriad Genetics, Inc.+....................................  14,700     450,408
 St. Jude Medical, Inc.+...................................  30,900   2,115,105
 Wright Medical Group, Inc.+...............................  38,750     656,425
                                                                     ----------
                                                                      9,125,944
                                                                     ----------
Metals & Mining -- 1.1%
 Shaw Group, Inc.+.........................................  56,700   1,597,239
                                                                     ----------
Pharmaceuticals -- 7.0%
 Abbott Laboratories, Inc..................................  16,500     855,525
 AdvancePCS+...............................................  28,500   2,045,730
 Allergan, Inc.............................................  20,200   1,339,260
 Biovail Corp.+............................................  30,600   1,419,840
 Cephalon, Inc.+...........................................  37,400   1,865,512
 Human Genome Sciences, Inc.+..............................  47,200   1,458,952
 IDEC Pharmaceuticals Corp.+...............................  25,200   1,249,164
                                                                     ----------
                                                                     10,233,983
                                                                     ----------
Retail Stores -- 2.3%
 Abercrombie & Fitch Co., Class A+.........................  34,000     598,060
 American Eagle Outfitters, Inc.+..........................  32,800     652,720
 dELiA*s Corp., Class A+................................... 121,600     649,344
 J. Jill Group, Inc.+......................................  35,500     443,750
 Talbots, Inc..............................................  16,900     379,405
 Williams Sonoma, Inc.+....................................  30,100     716,681
                                                                     ----------
                                                                      3,439,960
                                                                     ----------
Telecommunications -- 2.8%
 Amdocs Ltd.+..............................................  18,300     487,695
 CIENA Corp.+..............................................  48,000     493,920
 General Motors Corp., Class H+............................  77,500   1,033,075
 QUALCOMM, Inc.+...........................................  45,600   2,167,824
                                                                     ----------
                                                                      4,182,514
                                                                     ----------

                                                       Shares/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)
Transportation -- 5.0%
 Arkansas Best Corp.+..............................     80,700     $  1,671,297
 Heartland Express, Inc............................     41,800          960,982
 Hunt (JB) Transport Services, Inc.+...............     47,500          634,125
 Landstar Systems, Inc.+...........................     35,000        2,240,000
 Offshore Logistics, Inc.+.........................     38,600          740,734
 Werner Enterprises, Inc...........................     66,700        1,115,224
                                                                   ------------
                                                                      7,362,362
                                                                   ------------
Utilities -- 2.0%
 American Water Works, Inc.........................     29,500        1,165,250
 Dominion Resources, Inc...........................     17,800        1,056,430
 Mirant Corp.+.....................................     34,100          746,790
                                                                   ------------
                                                                      2,968,470
                                                                   ------------
Total Investment Securities -- 72.7%
 (cost $140,815,032)...............................                 107,076,892
                                                                   ------------
REPURCHASE AGREEMENTS -- 25.7%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2).............................    $27,751       27,751,000
 Joint Repurchase Agreement with UBS Warburg, Inc.
  (Note 2).........................................     10,000       10,000,000
                                                                   ------------
Total Repurchase Agreements
 (cost $37,751,000)................................                  37,751,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $178,566,031)...............................       98.4%     144,827,892
Other assets less liabilities......................        1.6        2,389,620
                                                       -------     ------------
NET ASSETS --                                            100.0%    $147,217,512
                                                       =======     ============

----------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
# Fair value security; See Note 2
ADR("American Depositary Receipt")

See Notes to Financial Statements

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------

                                                                     Value
                  Security Description                    Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 98.5%
Automotive -- 2.9%
 Dana Corp...............................................  60,000  $  936,000
 Ford Motor Co........................................... 100,000   1,735,000
 Pennzoil-Quaker State Co................................ 190,000   2,124,200
 Visteon Corp............................................  80,000   1,020,000
                                                                   ----------
                                                                    5,815,200
                                                                   ----------
Banks -- 5.0%
 Bank of America Corp....................................  25,000   1,460,000
 Bank One Corp...........................................  98,000   3,084,060
 FleetBoston Financial Corp..............................  80,000   2,940,000
 Mellon Financial Corp...................................  30,000     969,900
 National City Corp......................................  60,000   1,797,000
                                                                   ----------
                                                                   10,250,960
                                                                   ----------
Broadcasting & Media -- 9.5%
 Adelphia Communications Corp., Class A+.................  65,000   1,443,000
 AOL Time Warner, Inc.+.................................. 130,000   4,303,000
 Clear Channel Communications, Inc.+.....................  60,000   2,385,000
 Comcast Corp., Class A+.................................  25,000     896,750
 Echostar Communications Corp., Class A+................. 115,000   2,676,050
 Fox Entertainment Group, Inc., Class A+................. 150,000   2,865,000
 Liberty Media Corp., Class A+........................... 110,000   1,397,000
 USA Networks, Inc.+.....................................  70,000   1,258,600
 Viacom, Inc., Class B+..................................  60,000   2,070,000
                                                                   ----------
                                                                   19,294,400
                                                                   ----------
Business Services -- 4.6%
 GATX Corp...............................................  97,500   3,279,900
 Waste Management, Inc................................... 225,000   6,016,500
                                                                   ----------
                                                                    9,296,400
                                                                   ----------
Chemicals -- 1.2%
 Dow Chemical Co.........................................  75,000   2,457,000
                                                                   ----------
Communication Equipment -- 2.0%
 Cisco Systems, Inc.+.................................... 166,600   2,029,188
 Motorola, Inc...........................................  80,000   1,248,000
 Nokia Corp., ADR........................................  50,600     791,890
                                                                   ----------
                                                                    4,069,078
                                                                   ----------
Computer Software -- 4.6%
 Electronic Arts, Inc.+..................................  25,000   1,141,750
 Microsoft Corp.+........................................ 160,000   8,187,200
                                                                   ----------
                                                                    9,328,950
                                                                   ----------
Computers & Business Equipment -- 2.2%
 Dell Computer Corp.+....................................  50,000     926,500

                                                                       Value
                   Security Description                     Shares    (Note 2)

Computers & Business Equipment (continued)
 International Business Machines Corp......................  38,000 $ 3,507,400
                                                                    -----------
                                                                      4,433,900
                                                                    -----------
Conglomerate -- 6.2%
 General Electric Co....................................... 150,000   5,580,000
 Tyco International Ltd.................................... 155,000   7,052,500
                                                                    -----------
                                                                     12,632,500
                                                                    -----------
Electronics -- 1.9%
 C-MAC Industries, Inc.+...................................  49,000     977,060
 Intel Corp................................................ 138,500   2,830,940
                                                                    -----------
                                                                      3,808,000
                                                                    -----------
Energy Services -- 2.8%
 BJ Services Co.+..........................................  80,000   1,423,200
 Nabors Industries, Inc.+.................................. 150,000   3,145,500
 Tidewater, Inc............................................  40,000   1,067,600
                                                                    -----------
                                                                      5,636,300
                                                                    -----------
Energy Sources -- 3.7%
 Exxon Mobil Corp..........................................  76,800   3,025,920
 Ocean Energy, Inc......................................... 150,000   2,445,000
 Valero Energy Corp........................................  60,000   2,106,000
                                                                    -----------
                                                                      7,576,920
                                                                    -----------
Financial Services -- 11.0%
 American Express Co.......................................  45,000   1,307,700
 Capital One Financial Corp................................  35,000   1,611,050
 Citigroup, Inc............................................ 134,066   5,429,673
 Federal National Mortgage Association Corp................  19,000   1,521,140
 J.P. Morgan Chase & Co., Inc..............................  75,000   2,561,250
 Lehman Brothers Holdings, Inc.............................  65,000   3,695,250
 Morgan Stanley Dean Witter & Co...........................  40,000   1,854,000
 Nasdaq-100 Shares+........................................  90,000   2,608,200
 PNC Financial Services Group, Inc.........................  30,000   1,717,500
                                                                    -----------
                                                                     22,305,763
                                                                    -----------
Food, Beverage & Tobacco -- 4.4%
 Anheuser-Busch Cos., Inc..................................  80,000   3,350,400
 Coca-Cola Co..............................................  40,000   1,874,000
 Philip Morris Cos., Inc...................................  75,000   3,621,750
                                                                    -----------
                                                                      8,846,150
                                                                    -----------
Forest Products -- 2.4%
 Georgia-Pacific Group.....................................  80,000   2,303,200
 Temple-Inland, Inc. ......................................  55,000   2,611,950
                                                                    -----------
                                                                      4,915,150
                                                                    -----------
Health Services -- 2.2%
 Cardinal Health, Inc. ....................................  25,000   1,848,750

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


                                                                       Value
                   Security Description                     Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Health Services (continued)
 Tenet Healthcare Corp.+...................................  44,000 $ 2,624,600
                                                                    -----------
                                                                      4,473,350
                                                                    -----------
Household Products -- 1.8%
 Gillette Co. .............................................  50,000   1,490,000
 Procter & Gamble Co. .....................................  30,000   2,183,700
                                                                    -----------
                                                                      3,673,700
                                                                    -----------
Leisure & Tourism -- 0.9%
 Cendant Corp.+............................................ 150,000   1,920,000
                                                                    -----------
Machinery -- 1.5%
 Deere & Co. ..............................................  60,000   2,256,600
 SPX Corp.+................................................  10,000     829,000
                                                                    -----------
                                                                      3,085,600
                                                                    -----------
Medical Products -- 6.9%
 Amgen, Inc.+..............................................  60,000   3,526,200
 Baxter International, Inc................................. 100,000   5,505,000
 Johnson & Johnson Co. ....................................  90,000   4,986,000
                                                                    -----------
                                                                     14,017,200
                                                                    -----------
Metals & Mining -- 1.1%
 Alcoa, Inc................................................  75,000   2,325,750
                                                                    -----------
Pharmaceuticals -- 6.0%
 Abbott Laboratories, Inc..................................  60,000   3,111,000
 Bristol-Myers Squibb Co. .................................  16,300     905,628
 Genentech, Inc.+..........................................  35,000   1,540,000
 Merck & Co., Inc. ........................................  37,500   2,497,500
 Pfizer, Inc. .............................................  37,500   1,503,750
 Pharmacia Corp............................................  32,500   1,318,200
 Schering-Plough Corp......................................  38,000   1,409,800
                                                                    -----------
                                                                     12,285,878
                                                                    -----------
Retail Stores -- 5.5%
 Home Depot, Inc...........................................  40,000   1,534,800
 KMart Corp.+.............................................. 175,000   1,223,250
 Target Corp. .............................................  80,000   2,540,000
 Wal-Mart Stores, Inc...................................... 120,000   5,940,000
                                                                    -----------
                                                                     11,238,050
                                                                    -----------
Telecommunications -- 7.0%
 AT&T Corp. ............................................... 150,000   2,895,000
 General Motors Corp., Class H+............................  72,000     959,760
 QUALCOMM, Inc.+...........................................  70,000   3,327,800
 SBC Communications, Inc...................................  40,000   1,884,800
 Sprint Corp. (PCS Group)+.................................   9,000     236,610
 Verizon Communications, Inc...............................  90,000   4,869,900
                                                                    -----------
                                                                     14,173,870
                                                                    -----------

                                                      Shares/
                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

Utilities -- 1.2%
 Sierra Pacific Resources.........................    160,000     $  2,416,000
                                                                  ------------
Total Investment Securities -- 98.5%
 (cost $242,997,356)..............................                 200,276,069
                                                                  ------------
REPURCHASE AGREEMENTS -- 2.1%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................    $   275          275,000
 Joint Repurchase Agreement with UBS Warburg, Inc.
  (Note 2)........................................      4,000        4,000,000
                                                                  ------------
Total Repurchase Agreements
 (cost $4,275,000)................................                   4,275,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $247,272,356)..............................      100.6%     204,551,069
Liabilities in excess of other assets.............       (0.6)      (1,151,576)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $203,399,493
                                                      =======     ============

----------
+    Non-income producing security
ADR  ("American Depositary Receipt")

See Notes to Financial Statements

    SunAmerica "Dogs" of Wall Street Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2001
-------------------------------------------------------------------------------


                                                                       Value
                    Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
Apparel & Textiles -- 2.8%
 V.F. Corp.................................................. 48,525  $1,420,327
                                                                     ----------
Automotive -- 7.2%
 General Motors Corp........................................ 35,310   1,514,799
 Genuine Parts Co........................................... 68,739   2,190,024
                                                                     ----------
                                                                      3,704,823
                                                                     ----------
Business Services -- 11.9%
 Bemis Co., Inc............................................. 52,327   2,085,231
 Pitney Bowes, Inc.......................................... 54,338   2,075,712
 W.W. Grainger, Inc......................................... 49,886   1,938,071
                                                                     ----------
                                                                      6,099,014
                                                                     ----------
Chemicals -- 5.8%
 du Pont (E.I.) de Nemours & Co............................. 36,337   1,363,364
 Rohm & Haas Co............................................. 49,353   1,616,804
                                                                     ----------
                                                                      2,980,168
                                                                     ----------
Conglomerate -- 2.5%
 Textron, Inc............................................... 38,236   1,285,112
                                                                     ----------
Electronics -- 6.3%
 Emerson Electric Co........................................ 22,439   1,055,979
 Johnson Controls, Inc...................................... 33,637   2,194,478
                                                                     ----------
                                                                      3,250,457
                                                                     ----------
Energy Sources -- 3.1%
 Exxon Mobil Corp........................................... 41,156   1,621,546
                                                                     ----------
Entertainment Products -- 2.8%
 Eastman Kodak Co........................................... 44,711   1,454,449
                                                                     ----------
Financial Services -- 2.4%
 J.P. Morgan Chase & Co., Inc............................... 35,839   1,223,902
                                                                     ----------
Food, Beverage & Tobacco -- 14.0%
 Brown Forman Corp., Class B................................ 26,205   1,655,632
 ConAgra, Inc............................................... 68,401   1,535,603
 Philip Morris Cos., Inc.................................... 40,028   1,932,952
 UST, Inc................................................... 62,837   2,086,188
                                                                     ----------
                                                                      7,210,375
                                                                     ----------

                                                       Shares/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Forest Products -- 2.9%
 International Paper Co............................     42,766     $ 1,488,257
                                                                   -----------
Household Products -- 13.8%
 Clorox Co.........................................     52,164       1,930,068
 Leggett & Platt, Inc..............................     96,053       1,873,034
 Newell Rubbermaid, Inc............................     77,924       1,769,654
 Sherwin-Williams Co...............................     68,574       1,523,714
                                                                   -----------
                                                                     7,096,470
                                                                   -----------
Machinery -- 3.3%
 Caterpillar, Inc..................................     37,778       1,692,454
                                                                   -----------
Metals & Mining -- 2.8%
 Minnesota Mining
  & Manufacturing Co...............................     14,774       1,453,762
                                                                   -----------
Retail Stores -- 10.4%
 Albertsons, Inc...................................     69,408       2,212,727
 Avery Dennison Corp...............................     32,488       1,537,007
 May Department Stores Co..........................     54,965       1,595,085
                                                                   -----------
                                                                     5,344,819
                                                                   -----------
Telecommunications -- 6.7%
 Alltel Corp.......................................     29,104       1,686,577
 SBC Communications, Inc...........................     37,781       1,780,240
                                                                   -----------
                                                                     3,466,817
                                                                   -----------
Total Investment Securities -- 98.7%
 (cost $55,861,402)................................                 50,792,752
                                                                   -----------
REPURCHASE AGREEMENT -- 1.8%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)
  (cost $933,000)..................................     $  933         933,000
                                                                   -----------
TOTAL INVESTMENTS --
 (cost $56,794,402)................................      100.5%     51,725,752
Liabilities in excess of other assets..............       (0.5)       (276,496)
                                                        ------     -----------
NET ASSETS --                                            100.0%    $51,449,256
                                                        ======     ===========

----------
See Notes to Financial Statements

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001
---------------------------------- --------------------------------------------

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), formerly SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Growth Opportunities seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  New Century seeks capital appreciation by investing primarily in equity securities without regard to market capitalization.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--  Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

  Class B shares--  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

  Class II shares--  Offered  at  net  asset  value  per  share  plus  an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares--  Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies
        -------------------------------

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
---------------------------------- --------------------------------------------


  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 2001, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 0.5%, 0.1%, 0.5%, 16.5%, 0.2% and 0.6%
  undivided interest, respectively, which represented $801,000, $209,000, $825,000, $27,751,000, $275,000 and $933,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 3.05% dated 9/28/01, in the principal amount of $167,974,000, repurchase price $168,016,693 due 10/01/01, collaterized by $173,085,000 U.S. Treasury Bill 2.23% due 1/17/02
  approximate aggregate collateral value $171,354,150.

  As of September 30, 2001, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund and Growth and Income Fund had a 9.3%, 3.3%, 2.0%, 3.3% and 1.3% undivided interest, respectively, which represented $28,000,000, $10,000,000, $6,000,000, $10,000,000 and
  $4,000,000, respectively, in principal amount in a joint repurchase agreement with UBS Warburg, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  UBS Warburg, Inc. Repurchase Agreement 3.18% dated 9/28/01, in the principal amount of $300,000,000 repurchase price $300,079,500 due 10/01/01, collaterized by $200,000,000 U.S. Treasury Bond 5.25% due 11/15/28 and $91,808,000 U.S. Treasury Bond 6.88% due 8/15/25, approximate aggregate collateral value $306,001,520.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
---------------------------------- --------------------------------------------

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds within the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

  Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


  For the fiscal year ended September 30, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                        Accumulated   Accumulated
                                       Undistributed Undistributed     Paid
                                       Net Realized  Net Investment     In
                                         Gain/Loss       Income       Capital
                                       ------------- -------------- -----------
   Balanced Assets Fund...............  $  (326,123)   $  326,123   $        --
   Blue Chip Growth Fund..............   (1,700,221)      696,497     1,003,724
   Growth Opportunities Fund..........      100,961     2,532,906    (2,633,867)
   New Century Fund...................       19,946     1,047,207    (1,067,153)
   Growth and Income Fund.............           --     1,758,434    (1,758,434)
   "Dogs" of Wall Street Fund.........           --            --            --

  Investment Securities Loaned: During the year ended September 30, 2001, the Balanced Assets Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Fund receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan.The Fund may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Fund may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At September 30, 2001, the Balanced Assets Fund loaned securities having a value of $18,938,616 and held cash collateral of $19,327,500 for these loans.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

  Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement
        --------------------------------------------------------------------
and Service Agreement
---------------------

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the year ended September 30, 2001, SAAMCo earned fees in the amounts stated on the Statement of Operations.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


  For the year ended September 30, 2001, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II................................. $16,055
        Blue Chip Growth Class II................................   3,061
        New Century Class II.....................................   4,130
        New Century Class Z......................................   6,679
        Growth and Income Class II...............................     154
        Growth and Income Class Z................................  10,884
        "Dogs" of Wall Street Class A............................  31,680
        "Dogs" of Wall Street Class B............................  56,777
        "Dogs" of Wall Street Class II...........................  64,634

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended September 30, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------

  of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the year ended September 30, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                   Class A                            Class B
                            ------------------------------------------------------ -------------
                                                                      Contingent    Contingent
                              Sales      Affiliated   Non-affiliated   Deferred      Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges Sales Charges
                            ---------- -------------- -------------- ------------- -------------
   Balanced Assets Fund.... $  924,633    $597,171      $  197,312      $14,000      $214,460
   Blue Chip Growth Fund...    348,681     128,323         171,058          --        116,218
   Growth Opportunities
    Fund...................  1,764,167     522,103       1,000,931          --        262,855
   New Century Fund........    245,940     116,133          99,698           76        82,964
   Growth and Income Fund..    565,605     263,499         219,843          --        312,109
   "Dogs" of Wall Street
    Fund...................     57,206       8,249          41,271          --        113,797

                                                  Class II
                            ----------------------------------------------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $ 94,270    $31,529        $ 62,741       $15,924
   Blue Chip Growth Fund...   43,898     21,705          22,193        14,867
   Growth Opportunities
    Fund...................  268,143     80,864         187,279        41,438
   New Century Fund........   16,866      6,198          10,668         6,055
   Growth and Income Fund..  122,020     35,251          86,769        20,911
   "Dogs" of Wall Street
    Fund...................   13,768      1,004          12,764         6,358

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the year ended September 30, 2001, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                              Payable at
                                      Expense             September 30, 2001
                             ------------------------- ------------------------
                                                Class
                             Class A  Class B    II    Class A Class B Class II
                             -------- -------- ------- ------- ------- --------
   Balanced Assets Fund..... $609,274 $296,460 $61,953 $42,677 $18,038  $4,649
   Blue Chip Growth Fund....  250,106  111,142  19,940  15,583   6,710   1,278
   Growth Opportunities
    Fund....................  319,667  187,814 113,240  17,158  10,567   6,049
   New Century Fund.........  358,679  155,624  16,083  19,910   7,904     886
   Growth and Income Fund...  229,166  314,252  81,384  14,406  19,048   5,359
   "Dogs" of Wall Street
    Fund....................   19,600   49,240  51,773   1,720   4,058   4,098

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2001 were as follows:

                                Balanced     Blue Chip      Growth         New       Growth and   "Dogs" of
                                 Assets        Growth    Opportunities   Century       Income    Wall Street
                                  Fund          Fund         Fund          Fund         Fund        Fund
                             -------------- ------------ ------------- ------------ ------------ -----------
   Purchases (excluding
    U.S. government
    securities)............  $  325,104,935 $208,053,447 $657,592,028  $581,959,629 $343,473,433 $30,935,817
   Sales (excluding U.S.
    government securities).     351,691,029  206,093,725 $534,396,374   654,047,097  335,628,977  36,687,987
   Purchases of U.S.
    government securities..   1,221,637,159          --           --            --           --          --
   Sales of U.S. government
    securities.............   1,217,004,101          --           --            --           --          --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

                              Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                               Assets        Growth     Opportunities    Century        Income     Wall Street
                                Fund          Fund          Fund           Fund          Fund         Fund
                            ------------  ------------  -------------  ------------  ------------  -----------
   Cost (tax basis)........ $413,022,431  $152,408,179  $218,633,230   $182,943,529  $248,888,639  $59,126,605
                            ============  ============  ============   ============  ============  ===========
   Appreciation............ $  8,944,168  $  2,634,042  $  8,258,181   $  4,349,935  $  6,118,079  $ 2,023,341
   Depreciation............  (50,864,707)  (30,181,472)  (37,716,331)   (38,088,075)  (48,839,366)  (7,091,991)
                            ------------  ------------  ------------   ------------  ------------  -----------
   Net unrealized
    depreciation........... $(41,920,539) $(27,547,430) $(29,458,150)  $(33,738,140) $(42,721,287) $(5,068,650)
                            ============  ============  ============   ============  ============  ===========

Capital losses incurred after October 31 ("Post October") within the taxable year are deemed to arise on the 1st business day of the Fund's next taxable year. Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund incurred and elected to defer net capital losses of $22,646,355, $10,367,011, $131,997,257, $74,717,331, $15,216,545 and $4,617,332, respectively, during the fiscal year 2001.

At September 30, 2001, New Century Fund and "Dogs" of Wall Street has capital loss carryforwards of $16,101,895 and $16,192,352, respectively, which were available to the extent provided in the regulations and which will expire 2009. To the extent that these losses are used to offset future capital gains, it is likely that the gain so offset will not be distributed to shareholders.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each fund were as follows:

                                                          Balanced Assets Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2001        September 30, 2000        September 30, 2001        September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   3,318,722  $ 54,376,643   3,784,389  $ 79,182,443   1,836,428  $ 30,771,878   2,481,201  $ 52,114,650
   Reinvested
    dividends......   1,981,245    32,943,279   1,361,609    27,322,581   1,008,765    16,848,329     862,156    17,223,999
   Shares redeemed.  (3,205,614)  (50,849,506) (2,643,777)  (55,433,547) (3,975,524)  (63,050,463) (3,819,736)  (79,999,248)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   2,094,353  $ 36,470,416   2,502,221  $ 51,071,477  (1,130,331) $(15,430,256)   (476,379) $(10,660,599)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                  Balanced Assets Fund
                     -------------------------------------------------
                                        Class II
                     -------------------------------------------------
                            For the                   For the
                           year ended               year ended
                       September 30, 2001       September 30, 2000
                     -----------------------  ------------------------
                      Shares       Amount       Shares       Amount
                     ---------  ------------  ----------  ------------
   Shares sold.....    774,057   $12,810,489   1,109,453   $23,150,050
   Reinvested
    dividends......    187,157     3,122,620      55,318     1,108,241
   Shares redeemed.   (520,113)   (8,111,004)   (195,582)   (4,122,073)
                     ---------  ------------  ----------  ------------
   Net increase....    441,101  $  7,822,105     969,189  $ 20,136,218
                     =========  ============  ==========  ============

                                                          Blue Chip Growth Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2001        September 30, 2000        September 30, 2001        September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   2,169,589  $ 44,351,531   2,604,394  $ 71,699,491   1,034,033  $ 19,328,973   1,178,541  $ 30,844,260
   Reinvested
    dividends......     818,646    17,085,157     421,021    10,819,619     395,537     7,653,190     203,217     4,917,877
   Shares redeemed.  (2,503,336)  (50,863,366) (2,157,594)  (59,150,189) (1,289,199)  (22,862,327) (1,085,784)  (28,359,546)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase....     484,899  $ 10,573,322     867,821  $ 23,368,921     140,371  $  4,119,836     295,974  $  7,402,591
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                  Blue Chip Growth Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the                   For the
                           year ended                year ended
                       September 30, 2001        September 30, 2000
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     430,021  $  8,177,843     332,740    $8,827,664
   Reinvested
    dividends......      67,633     1,305,988       5,558       134,326
   Shares redeemed.    (362,471)   (6,029,115)    (44,547)   (1,176,017)
                     ----------  ------------  ----------  ------------
   Net increase....     135,183  $  3,454,716     293,751  $  7,785,973
                     ==========  ============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


                                                        Growth Opportunities Fund
                     -------------------------------------------------------------------------------------------------------
                                          Class A                                             Class B
                     ----------------------------------------------------  -------------------------------------------------
                             For the                    For the                    For the                  For the
                            year ended                 year ended                year ended                year ended
                        September 30, 2001         September 30, 2000        September 30, 2001        September 30, 2000
                     -------------------------  -------------------------  ------------------------  -----------------------
                       Shares       Amount        Shares       Amount        Shares       Amount      Shares       Amount
                     ----------  -------------  ----------  -------------  ----------  ------------  ---------  ------------
   Shares sold.....   7,594,747  $ 209,344,468   6,175,659  $ 228,535,425   2,344,065  $ 59,769,281  2,539,778  $ 87,710,402
   Reinvested
    dividends......     497,126     13,734,417     355,214      9,628,251     305,285     7,787,807    113,982     2,896,368
   Shares redeemed.  (7,321,898)  (194,408,672) (3,971,613)  (144,886,906) (1,616,430)  (34,570,804)  (565,071)  (18,719,929)
                     ----------  -------------  ----------  -------------  ----------  ------------  ---------  ------------
   Net increase....     769,975  $  28,670,213   2,559,260  $  93,276,770   1,032,920  $ 32,986,284  2,088,689  $ 71,886,841
                     ==========  =============  ==========  =============  ==========  ============  =========  ============

                                 Growth Opportunities Fund
                     ----------------------------------------------------
                                         Class II
                     ----------------------------------------------------
                             For the                    For the
                            year ended                 year ended
                        September 30, 2001         September 30, 2000
                     -------------------------  -------------------------
                       Shares       Amount        Shares       Amount
                     ----------  -------------  ----------  -------------
   Shares sold.....   1,460,565  $  37,852,139   1,826,764    $64,796,750
   Reinvested
    dividends......     224,070      5,713,802      14,436        366,537
   Shares redeemed.  (1,172,035)   (25,078,702)   (170,668)    (5,942,280)
                     ----------  -------------  ----------  -------------
   Net increase....     512,600  $  18,487,239   1,670,532  $  59,221,007
                     ==========  =============  ==========  =============

                                                              New Century Fund
                     ---------------------------------------------------------------------------------------------------------
                                          Class A                                               Class B
                     -----------------------------------------------------  --------------------------------------------------
                              For the                    For the                    For the                   For the
                            year ended                  year ended                year ended                year ended
                        September 30, 2001          September 30, 2000        September 30, 2001        September 30, 2001
                     --------------------------  -------------------------  ------------------------  ------------------------
                       Shares        Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....   10,791,183  $ 246,746,970   5,808,586  $ 228,462,186     837,293  $ 16,093,089   1,340,050  $ 47,141,826
   Reinvested
    dividends......    2,312,333     50,684,746     779,680     25,877,653   1,216,895    24,337,848     471,886    14,779,478
   Shares redeemed.  (11,564,537)  (262,905,103) (5,847,587)  (230,217,187) (1,913,683)  (37,399,160) (1,619,047)  (58,252,215)
                     -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase....    1,538,979  $  34,526,613     740,679  $  24,122,652     140,505  $  3,031,777     192,889  $  3,669,089
                     ===========  =============  ==========  =============  ==========  ============  ==========  ============

                                                              New Century Fund
                     ---------------------------------------------------------------------------------------------------------
                                          Class II                                              Class Z
                     -----------------------------------------------------  --------------------------------------------------
                              For the                    For the                    For the                   For the
                            year ended                  year ended                year ended                year ended
                        September 30, 2001          September 30, 2000        September 30, 2001        September 30, 2001
                     --------------------------  -------------------------  ------------------------  ------------------------
                       Shares        Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....      432,274  $   7,719,095     218,306  $   8,111,647      23,909  $    520,352      54,251  $  2,235,047
   Reinvested
    dividends......      103,331      2,061,448      14,960        467,940      30,903       704,268       5,922       201,099
   Shares redeemed.     (440,152)    (7,639,079)    (51,642)    (1,828,188)    (29,866)     (615,476)    (18,298)     (713,642)
                     -----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase....       95,453  $   2,141,464     181,624  $   6,751,399      24,946  $    609,144      41,875  $  1,722,504
                     ===========  =============  ==========  =============  ==========  ============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


                                                         Growth and Income Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2001        September 30, 2000        September 30, 2001        September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   1,872,614  $ 28,863,164   2,150,863  $ 41,098,767   2,300,030  $ 34,846,060   2,851,584  $ 52,793,572
   Reinvested
    dividends......     561,089     8,910,065     188,660     3,398,214     791,540    12,173,809     268,527     4,726,103
   Shares redeemed.  (1,969,158)  (28,620,411) (1,311,109)  (24,974,669) (2,911,075)  (39,589,877) (1,700,418)  (31,674,956)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase....     464,545  $  9,152,818   1,028,414  $ 19,522,312     180,495  $  7,429,992   1,419,693  $ 25,844,719
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                                         Growth and Income Fund
                     ------------------------------------------------------------------------------------------------------
                                        Class II                                             Class Z
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2001        September 30, 2000        September 30, 2001        September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   1,116,815  $ 16,801,877   1,527,021  $ 28,518,565      14,128  $    218,974      19,097  $    374,762
   Reinvested
    dividends......     197,224     3,027,389      32,102       564,359       2,350        37,900         475         8,634
   Shares redeemed.    (725,175)   (9,935,547)   (200,672)   (3,778,939)    (19,126)     (299,207)     (2,954)      (54,408)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....     588,864  $  9,893,719   1,358,451  $ 25,303,985      (2,648) $    (42,333)     16,618  $    328,988
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                                       "Dogs" of Wall Street Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2001        September 30, 2000        September 30, 2001        September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....     471,520  $  5,207,486     304,260  $  3,141,369     465,921  $  5,104,300     404,039  $  4,231,344
   Reinvested
    dividends......      16,213       163,429      85,040       915,027      26,179       263,886     163,824     1,762,751
   Shares redeemed.    (624,015)   (6,566,142) (1,710,188)  (17,866,011)   (605,363)   (6,433,226) (3,062,323)  (31,440,572)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net decrease....    (136,282) $ (1,195,227) (1,320,888) $(13,809,615)   (113,263) $ (1,065,040) (2,494,460) $(25,446,477)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                               "Dogs" of Wall Street Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the                   For the
                           year ended                year ended
                       September 30, 2001        September 30, 2000
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     226,534  $  2,488,970     373,413  $  4,070,168
   Reinvested
    dividends......      32,453       327,126     305,152     3,283,432
   Shares redeemed.    (661,238)   (6,935,298) (6,136,267)  (63,363,565)
                     ----------  ------------  ----------  ------------
   Net decrease....    (402,251) $ (4,119,202) (5,457,702) $(56,009,965)
                     ==========  ============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the year ended September 30, 2001, the Growth and Income Fund and "Dogs" of Wall Street Fund had borrowings outstanding for 3 days under the line of credit and incurred $181 and $192, respectively, in interest charges related to these borrowings. The Growth and Income and "Dogs" of Wall Street Funds' average amount of debt under the line of credit for the days utilized was $829,378 and $624,620 at weighted average interest of 2.63% and 3.69%, respectively.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a
  Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of September 30, 2001, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $71,508, $23,050, $14,928, $45,578, $20,899 and $7,233, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended September 30, 2001 expensed $8,865, $3,442, $4,894, $5,295, $5,528 and $1,525, respectively, for the Retirement Plan, which is included in Trustee's fees and expenses on the Statement of Operations.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2001 -- (continued)
-------------------------------------------------------------------------------


Note 9. Subsequent Events

  On November 16, 2001, the SunAmerica Balanced Assets, Blue Chip Growth, Growth Opportunities and Growth and Income Funds, respectively, acquired all of the assets and liabilities of the North American Balanced, Large Cap Growth, Mid Cap Growth and Growth & Income Funds, respectively, pursuant to a plan of reorganization approved by the shareholders of the relevent Fund on November 7, 2001. The acquisition was completed by a tax-free exchange of shares. The net assets of the acquiring funds before and after the acquisition are as follows:

                                                                 Net Assets*
                                                       --------------------------------
Acquiring Fund         Acquired Fund                   Pre-Acquisition Post-Acquisition
--------------         -------------                   --------------- ----------------
Balanced Assets        North American Balanced          $371,043,000     $416,925,000
Blue Chip Growth       North American Large Cap Growth   140,373,000      189,996,000
Growth Opportunities   North American Mid Cap Growth     209,789,000      249,705,000
Growth and Income      North American Growth & Income    220,506,000      432,094,000

*  Estimated

    SunAmerica Equity Funds
    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

Shareholders and Trustees
SunAmerica Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the SunAmerica Equity Funds, comprised of the SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, and SunAmerica "Dogs" of Wall Street Fund (collectively the "Funds"), as of September 30, 2001, and the related statement of operations for the year then ended and the related statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1999 and the periods presented prior thereto were audited by other auditors, whose report dated November 10, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SunAmerica Equity Funds as of September 30, 2001, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

 /s/ ERNST & YOUNG LLP

New York, New York
November 19, 2001

    SunAmerica Equity Funds
    SHAREHOLDER TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2001. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 2002.

During the year ended September 30, 2001 the Funds paid the following dividends:

                                                                        Net
                                                                     long-term
                                                                      capital
                                                                       gains
                                                                    -----------
Balanced Assets Fund............................................... $50,694,900
Blue Chip Growth Fund..............................................  20,025,000
Growth Opportunities Fund..........................................  17,540,000
New Century Fund...................................................  35,765,000
Growth and Income Fund.............................................  16,700,000
"Dogs" of Wall Street Fund.........................................         --

For the year ended September 30, 2001, 41.27%, 8.52%, 1.73%, 0.22%, 17.54% and
100% of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund, respectively, qualified for the 70% dividends received deductions for corporations.

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

Balanced Assets Fund

During this annual period, the portfolio experienced difficulties due to a heavier allocation in stocks than the Fund's peer group, the Lipper Balanced Category. The Fund also held more growth than value stocks, which outperformed growth stocks by a substantial margin over the annual period. Our overweighting in stocks was in anticipation of a market recovery that we expected toward the end of the year. This recovery, however, was delayed by the unexpected events of September 11, 2001. To lessen the impact of adverse market conditions on the portfolio, we increased the portfolio's bond allocation substantially, and lowered the Fund's overall volatility by purchasing defensive stocks with lower betas. Over the past ten years, $10,000 invested in the Balanced Assets Class B Fund would have more than doubled its value at $21,842. The same amount, invested in securities mirroring the Lehman Brothers Intermediate Government Index and the Lehman Brothers Aggregate Bond Index, would be valued at $19,986 and $21,110, respectively. $10,000 invested in securities mirroring the S&P 500 Index would now be worth $33,058. The Fund's current annual performance reflects the effects of a prolonged, broad-based bear market for stocks that we believe is now near its end.



                                    [CHART]


                             S&P 500
                Balanced      Index     Lehman Bros.  Lehman Bros.
                 Assets     (dividends   Int Gov't     Aggregate
                Class B     reinvested)    Index       Bond Index
9/91             10,000       10,000       10,000        10,000
6/92              9,953       10,765       10,773        10,791
6/93             11,973       12,233       11,855        12,062
9/93             12,385       12,548       12,122        12,377
9/94             12,367       13,012       11,940        11,978
9/95             14,836       16,884       13,208        13,663
9/96             16,310       20,315       13,882        14,332
9/97             20,239       28,536       14,969        15,724
9/98             21,983       31,118       16,557        17,534
9/99             26,682       39,769       16,661        17,469
9/00             30,677       45,050       17,702        18,690
9/1/2001         21,842       33,058       19,986        21,110




                     Class A               Class B              Class II
                             SEC                   SEC                    SEC
  Balanced     Cumulative  Average  Cumulative   Average  Cumulative    Average
   Assets      Traditional  Annual  Traditional   Annual  Traditional   Annual
    Fund         Return+    Return    Return+     Return    Return+     Return

1 Year Return    -28.35%   -32.47%    -28.80%    -32.36%    -28.83%    -30.24%
5 Year Return     38.12%     5.42%     33.92%      5.70%       N/A        N/A
10 Year Return      N/A       N/A     116.45%      8.13%       N/A        N/A
Since Inception*  86.10%     7.26%    383.13%      9.91%    -17.40%     -7.28%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 9/24/93; Class B: 1/29/85; Class II; 2/02/99 1 Ranking does not include sales charges and is based on total return.

Fund changed its fiscal year end from June 30 as of September 24, 1993.

For the 12 month period ending September 30, 2001, SunAmerica Balanced Assets Class B returned -32.36%, compared to -
26.62% for the S&P 500 Index, 12.90% for
the Lehman Bros. Int. Gov't. Index and 12.95% for the Lehman Bros. Aggregate Bond Index. (Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

Blue Chip Growth Fund

We implemented a defensive two-part strategy for the Blue Chip Growth Fund during the annual period. In the first half of the period, we decreased the overall volatility of the portfolio by selling some of our high beta holdings including many technology stocks. The second aspect of our strategy involved diversification of the portfolio's holdings into carefully selected sectors that we believed would benefit most from a previously anticipated economic recovery in the fourth quarter of this calendar year. Healthcare, financial, capital goods and consumer cyclical stocks represented some of our strongest concentrations at the end of the annual period. Unfortunately, market recovery has been delayed as a result of the events of September 11, 2001. Over the past ten years, $10,000 invested in the Blue Chip Growth Fund Class B would have more than doubled its value at $26,501. The same amount, invested in securities mirroring the S&P 500 Index and the Russell 1000 Index, would be valued at $33,058 and $32,676, respectively. The Fund's current annual performance reflects the conditions of a prolonged, broad-based bear market for stocks, combined with the economic impact of the events of September 11, 2001. Nonetheless, we believe the coming months have the potential to present a considerably more favorable environment for equity investing, as many positive forces are now at work stimulating the market and the economy in general.


                                    [CHART]
                                    S & P 500
          BLUE CHIP GROWTH          DIVIDENDS
  DATE         CLASS B            REINVESTMENTS)      RUSSELL 1000 INDEX
  ----    ----------------        --------------      ------------------
  9/91        10,000                 10,000                 10,000
 12/91        10,637                 10,838                 10,813
 12/92        11,537                 11,664                 11,790
  9/93        13,820                 12,548                 12,766
  9/94        13,570                 13,012                 13,087
  9/95        16,354                 16,884                 17,012
  9/96        18,508                 20,315                 20,365
  9/97        24,435                 28,536                 28,363
  9/98        25,499                 31,118                 30,450
  9/99        34,539                 39,769                 38,663
  9/00        46,213                 45,050                 45,548
9/1/2001      26,501                 33,058                 32,676

                      Class A               Class B              Class II
                              SEC                   SEC                   SEC
 Blue Chip      Cumulative  Average   Cumulative  Average   Cumulative  Average
  Growth        Traditonal   Annual   Traditonal   Annual   Traditonal   Annual
   Fund           Return+    Return    Return+     Return     Return+    Return

1 Year Return     -42.23%   -45.55%   -42.66%     -45.52%    -42.58%   -43.72%
5 Year Return      48.15%     6.91%    43.19%       7.14%       N/A       N/A
10 Year Return       N/A       N/A    165.01%      10.24%       N/A       N/A
Since Inception*  102.48%     8.44%   355.08%       9.57%    -21.05%    -8.84%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/08/93; Class B: 3/13/85; Class II: 2/02/99 1 Ranking does not include sales charges and is based on total return.

Fund changed its fiscal year end from December 31 to September 30 as of September 24, 1993.

For the 12 month period ending September 30, 2001, SunAmerica Blue Chip Growth Class B returned -45.52%, compared to -26.62% for the S&P 500 Index and 17.81% for the Russell 1000 Index. (Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------


Growth Opportunities Fund

The Fund's focus is on participating in growth-oriented, mid-cap stocks in the most dynamic sectors of the market. This year, much more so than in 1999 or 2000, this goal proved extremely difficult. In 2001, investors decreased their appetite for risk and flocked to value stocks, bonds and cash. They also reduced their time horizons for investments in general, which hurt our growth stocks' immediate prospects. Despite this year's difficult environment, we remain confident that the Fund's underlying investment discipline fosters outperformance vis a vis other classes of assets over the long term. Over the past ten years, $10,000 invested in the Growth Opportunities Fund Class A would have more than doubled its value at $26,018. The same amount, invested in securities mirroring the S&P 500 Index and the Russell Midcap Growth Index, would be valued at $33,058 and $15,090, respectively. An investment of $10,000 in the Russell Midcap Index would have grown to $28,998. The Fund's current annual performance reflects the flight from growth to value stocks, the bear market in equities in general, and the economic impact of the events September 11, 2001. We believe the coming months have the potential to prove more favorable for the stock market, and we anticipate a resurgence in the values of growth stocks due to heavy overselling in this asset category.


                                    [CHART]

GROWTH OPPORTUNITIES FUND

        GROWTH OPPORTUNITIES                   RUSSELL MID CAP  RUSSELL MID CAP
        --------------------                   ---------------  ---------------
DATE         CLASS A            S&P 500 INDEX    GROWTH INDEX        INDEX
----      ---------------       -------------    ------------        -----
 9/91         9,425                10,000          10,000            10,000
11/91         8,986                 9,726           5,974             8,675
11/92        10,911                11,523           6,525            10,930
 9/93        13,139                12,548           7,845            12,663
 9/94        11,878                13,012           8,036            12,872
 9/95        15,383                16,884          10,420            16,359
 9/96        17,371                20,315          12,122            18,983
 9/97        21,114                28,536          15,716            25,638
 9/98        20,227                31,118          14,242            24,098
 9/99        30,830                39,769          19,542            28,785
 9/00        62,381                45,050          31,339            37,886
 9/01        26,018                33,058          15,090            28,998


                     Class A               Class B              Class II
                             SEC                             SEC         SEC
   Growth      Cumulative  Average  Cumulative   Average  Cumulative    Average
Opportunities  Traditional  Annual  Traditional   Annual  Traditional   Annual
    Fund         Return+    Return    Return+     Return    Return+     Return

1 Year Return    -58.23%   -60.63%    -58.50%    -60.58%    -58.50%    -59.32%
5 Year Return     49.78%     7.14%     44.39%      7.32%      N/A        N/A
10 Year Return   176.06%    10.03%       N/A        N/A       N/A        N/A
Since Inception* 378.77%    10.81%     86.21%      8.08%     -8.35%     -3.59%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II; 2/02/99 1 Ranking does not include sales charges and is based on total return.

Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

For the 12 month period ending September 30, 2001, SunAmerica Growth Opportunities Class A returned 90.42%, compared to -26.62% for the S&P 500 Index, 60.37% for the Russell Mid Cap Growth Index and 31.62% for the Russell Mid Cap Index.
(Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

Growth and Income Fund

During the annual period ended September 30, 2001, our management goals with respect to this portfolio were twofold. First, we reduced the portfolio's overall volatility by selling a number of stocks with high betas, many of them in the tech sector. Second, we diversified the portfolio's holdings within sectors likely to benefit the most from the economic recovery we anticipated during the fourth quarter. Although this recovery has been delayed by the economic aftershocks issuing from September 11, stocks we purchased for the recovery brought gains to the portfolio. Sectors we invested in included: pharmaceuticals; healthcare products and supplies; household products; regional banks and consumer finance; capital goods; communications services; consumer staples and retail. During the past annual period, the SunAmerica Growth and Income Fund outperformed its benchmark and performed well on a relative basis. On an absolute basis, the performance mirrors the stock market in general, which has struggled on a number of fronts. We expect the numerous positive forces now at work to improve the stock market near term. Over the past ten years, $10,000 invested in the Growth and Income Fund Class A would have more than doubled its value at $21,927. The same amount, invested in the Fund's Class B shares would be valued at $22,295. An investment of $10,000 in the S&P 500 Index would have grown to $25,802.


                                    [CHART]

         GROWTH AND INCOME     GROWTH AND INCOME
  DATE        CLASS A               CLASS B             S&P 500 INDEX
  ----    ---------------        -------------          -------------
 7/94         9,425                 10,000                 10,000
 9/94         9,645                 10,219                 10,156
 9/95        11,529                 12,179                 13,178
 9/96        15,286                 16,046                 15,856
 9/97        20,511                 21,405                 22,272
 9/98        21,646                 22,441                 24,288
 9/99        28,355                 29,224                 31,040
 9/00        36,215                 37,063                 35,162
 9/01        21,927                 22,295                 25,802

                  Class A             Class B              Class II
                          SEC                 SEC                 SEC
Growth and   Cumulative  Average Cumulative  Average Cumulative  Average
 Income      Traditional Annual  Traditional Annual  Traditional Annual
  Fund         Return+   Return   Return+    Return   Return+    Return

1 Year
Return        -39.45%  -42.93%    -39.85%  -42.85%   -39.89%  -41.08%
5 Year
Return         43.44%    6.22%     38.94%    6.49%      N/A      N/A
10 Year
Return           N/A      N/A        N/A       N/A       N/A      N/A
Since
Inception*    132.65%   11.44%    122.95%   11.71%    -2.85%   -0.84%

                         Class Z
                                    SEC
                   Cumulative     Average
                   Traditional    Annual
                     Return+      Return

1 Year Return        -39.10%     -39.10%
5 Year Return           N/A         N/A
10 Year Return          N/A         N/A
Since Inception*      -7.94%      -2.36%

+ Traditional returns do not include sales load.
* Inception Date -
  Class A: 7/01/94; Class B: 7/06/94; Class II: 2/02/98; Class Z: 4/15/98
1 Ranking does not include sales charges and is based on total return.

For the 12 month period ending September 30, 2001, SunAmerica Growth and Income Class B returned -42.85%, compared to -26.62% for the S&P 500 Index (Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

New Century Fund

The SunAmerica New Century Fund underwent a key strategic change in the composition of the portfolio at the beginning of 2001. We reduced the Fund's overweight positions in technology and telecommunications stocks to a market underweight position, and diversified broadly into well-managed companies capable of more consistent, albeit slower, growth. Throughout 2001, diversification into companies that we believe are capable of consistent growth during a cyclical downturn of the U.S. economy remained our operative portfolio management strategy. With continuing fiscal and monetary stimulus underway, we still look forward to a recovery in both the stock market and the economy in 2002. The stock market, a leading economic indicator, will recover first, although economic recovery is now likely delayed by at least one or two quarters. Our approach is to continue to manage with some cash reserves, to be well diversified, and to try to recognize serious undervaluations in many well-managed and well-financed companies during this bottoming process. It is our firm belief that during 2002, the stock market as well as the economy, will indeed experience a recovery.

Over the past ten years, $10,000 invested in the New Century Fund Class A would have more than doubled its value at $25,402. The same amount, invested in securities mirroring the Russell 2000 Index, the Russell 2000 Growth Index and the Russell 3000 Growth Index would be valued at $24,440, $12,574 and $15,967, respectively. An investment of $10,000 in the Nasdaq Composite Index would have grown to $28,449.


                                    [CHART]

           New Century  Russell 2000  Nasdaq Composite Russell 2000 Russell 3000
             Class A       Index           Index       Growth Index Growth Index

9/91           9,425       10,000          10,000         10,000       10,000
11/91          9,116        9,790           9,944          7,254        6,462
11/92         11,332       11,868          12,389          8,338        7,744
9/93          14,230       14,042          14,478          9,463        8,584
9/94          13,129       14,217          14,507          9,546        8,803
9/95          19,693       17,230          19,808         12,236       11,383
9/96          23,503       19,523          23,288         13,779       13,549
9/97          28,401       25,967          31,996         16,996       18,788
9/98          21,300       21,060          32,149         12,776       19,660
9/99          32,589       25,095          52,123         16,945       24,834
9/00          56,296       31,019          69,710         21,971       29,351
9/1/2001      25,402       24,440          28,449         12,574       15,967

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

                               SEC                   SEC                   SEC
     New         Cumulative   Average  Cumulative  Average   Cumulative  Average
   Century      Traditional   Annual   Traditional Annual   Traditional  Annual
     Fund         Return+     Return    Return+    Return     Return+    Return

1 Year Return      -54.88%   -57.47%    -55.15%   -57.40%    -55.16%   -56.05%
5 Year Return        8.08%     0.37%      4.71%     0.54%      N/A        N/A
10 Year Return     169.46%     9.77%       N/A       N/A       N/A        N/A
Since Inception*   337.99%    10.14%     70.63%     6.89%      1.56%     0.15%

      Class Z
                SEC
Cumulative    Average
Traditional   Annual
  Return       Return
-54.62%      -54.62%
   N/A          N/A
   N/A          N/A
  9.52%        1.84%

+Traditional returns do not include sales load.
*inception Date - Class A: 1/28/87; Class B: 9/24/93; Class II: 2/02/98; Class
Z: 10/07/96
1 Ranking does not include sales charge and is based on total return.

Fund changed its fiscal year end from November 30, to September 30 as of September 24, 1993.

For the 12 month period ending September 30, 2001, SunAmerica New Century Class A returned -57.47%, compared to 23.61% for the Russell 2000 Index, 29.66% for the Russell 2000 Growth Index, 33.74% for the NASDAQ Composite Index and 18.19% for the Russell 3000 Growth Index. (Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

"Dogs" of Wall Street

The SunAmerica "Dogs" of Wall Street Fund is a quantitative portfolio that contains 30 of the highest yielding, large capitalization stocks in the domestic market. Ten of these stocks are components of the Dow Jones Industrial Average. The remaining 20 stocks are selected from the 400 largest U.S. industrial companies having market capitalizations of at least $1 billion. The Fund is comprised of blue chip companies with proven track records, with the recognition that proven "big name" large-cap companies historically have rotated in and out of favor on a cyclical basis. The Fund's contrarian strategy of investing in out-of-favor, large-cap stocks of impeccable quality served shareholders well in this difficult year, as a large numbers of investors moved away from growth stocks and into value stocks. As was hoped by Fund managers, many companies which enjoyed the spotlight during various past intervals from industries largely ignored over recent years, began to rotate back into favor. In doing so, they fulfilled the Fund's strategic expectations. This Fund's inception was on June 8, 1998. On that date, a $9,425* investment in Class A shares, a $10,000 investment in Class B Shares, and a $9,900* investment in Class II shares would be worth $8,550, $8,612 and $8,789 respectively. During that same time frame $10,000 investments in securities mirroring the S&P 500 Index, the Wilshire Large Cap Value Index and the Russell 1000 Value Index would be valued at $9,728, $9,645 and $10,163, respectively.

* Amounts invested reflect the impact of sales charges prior to a $10,000 investment.

                                    [CHART]

                                                              WILSHIRE  RUSSELL
           "DOGS" OF       "DOGS" OF     "DOGS" OF            LARGE CAP  1000
          WALL STREET     WALL STREET   WALL STREET           --------- -------
        ---------------  -------------  -----------  S&P 500    VALUE    VALUE
DATE        CLASS A         CLASS B      CLASS II     INDEX     INDEX    INDEX
----    ---------------  -------------  -----------  -------  --------- -------
6/8/98       9,425           10,000       9,900       10,000   10,000    10,000
  6/98       9,199            9,752       9,654       10,170   10,049     9,941
  9/98       8,339            8,824       8,736        9,158    8,735     8,790
  3/99       8,702            9,176       9,084       11,662   10,337    10,396
  9/99       9,045            9,514       9,419       11,704   10,383    10,434
  3/00       7,827            8,207       8,125       13,754   11,068    11,054
  9/00       7,770            8,122       8,041       13,259   11,326    11,363
  3/01       8,690            9,050       8,959       10,771   10,725    10,984
  9/01       8,550            8,612       8,789        9,728    9,645    10,163

                      Class A               Class B              Class II
                              SEC                   SEC                   SEC
 "Dogs" of      Cumulative  Average   Cumulative  Average   Cumulative  Average
 Wall Street    Traditonal   Annual   Traditonal   Annual   Traditonal   Annual
     Fund         Return     Return    Return      Return     Return     Return

1 Year Return      10.04%     3.71%     9.30%       4.30%      9.30%     7.21%
5 Year Return       N/A        N/A       N/A         N/A        N/A       N/A
Since Inception*   -9.27%    -4.61%   -11.21%      -4.41%    -11.21%    -3.82%

+Traditional returns do not include sales load.
*Inception Date - Class A: 6/08/98; Class B: 6/08/98; Class II: 6/08/98

For the 12 month period ending September 30, 2001, SunAmerica "Dogs" of Wall Street Class A returned 3.71%, Class B returned 4.30% and Class II returned 7.21%, compared to -26.62% for the S&P 500 Index, 8.32% for the Wilshire Large Cap Value Index and 7.86% for the Russell 1000 Value Index. (Past performance is no guarantee of future results.)

[LOGO]SUNAMERICA MUTUAL FUNDS

The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204



Trustees                                   Investment Adviser
  S. James Coppersmith                       SunAmerica Asset Management Corp.
  Samuel M. Eisenstat                        The SunAmerica Center
  Stephen J. Gutman                          733 Third Avenue
  Peter A. Harbeck                           New York, NY 10017-3204
  Sebastiano Sterpa
                                           Distributor
Officers                                     SunAmerica Capital Services, Inc.
  Peter A. Harbeck, President                The SunAmerica Center
  Peter C. Sutton, Treasurer                 733 Third Avenue
  Robert M. Zakem, Secretary                 New York, NY 10017-3204
  Donna Calder, Vice President
  Brian P. Clifford, Vice President        Shareholder Servicing Agent
  Nancy Kelly, Vice President                SunAmerica Fund Services, Inc.
  Francis Gannon, Vice President             The SunAmerica Center
  Donna M. Handel, Vice President            733 Third Avenue
    and Assistant Treasurer                  New York, NY 10017-3204
  J. Steven Neamtz, Vice President
  Peter E. Pisapia, Vice President         Custodian and Transfer Agent
    and Assistant Secretary                  State Street Bank and Trust Company
  Patrick Cronin, Assistant Treasurer        P.O. Box 419572
  Laura E. Filippone, Assistant Treasurer    Kansas City, MO 64141-6572
  Cheryl L. Haxthorne, Assistant Treasurer
  Keith E. Roach, Assistant Treasurer
  Stacey V. Morrison, Assistant Secretary
  Abbe P. Stein, Assistant Secretary



This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.




Distributed by:
SunAmerica Capital Services, Inc.

[LOGO] Member of American International Group, Inc.

EQANN-9/01